UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240-14a-12

CAPITAL CITY BANK GROUP, INC.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(3)

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Notice of 2011 Annual Meeting
of Shareowners and Proxy Statement

217 North Monroe Street
Tallahassee, Florida 32301

CONTENTS

LETTER TO SHAREOWNERS

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

PROXY STATEMENT

i

LETTER TO SHAREOWNERS

217 North Monroe Street
Tallahassee, Florida 32301

March 8, 2011

Dear Fellow Shareowners:

          You are cordially invited to attend the 2011 Annual Meeting of Shareowners at 10:00 a.m., Eastern Time, on Tuesday, April 26, 2011, at the Florida State University Turnbull Conference Center, 555 West Pensacola Street, Tallahassee, Florida 32301.

          We are pleased this year to furnish proxy materials to most of our shareowners over the Internet, as allowed by the U.S. Securities and Exchange Commission (SEC) rules. You will not receive paper copies unless you request printed copies of the proxy materials by following the printed instructions contained in the Notice of Internet Availability of Proxy Materials. We believe that this new method will expedite our shareowners’ receipt of proxy materials, while also lowering the costs of delivering materials to shareowners and reducing the environmental impact of printing and mailing these materials.

          At the meeting, I will give an update on Capital City’s business and plans for the future. Also, we will vote on three Class II nominees for election to the Board of Directors, to consider and vote on a nonbinding proposal to approve executive compensation, to recommend, by nonbinding vote, the frequency of executive compensation votes, to consider and vote on three equity compensation plans to replace existing plans, and ask for the ratification of the appointment of our auditors for fiscal 2011.

          Your Board of Directors encourages every shareowner to vote. Your vote is very important. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote by telephone, over the Internet, or if you received paper copies of the proxy materials by mail, you can vote by following the instructions on the proxy card. Voting your proxy will ensure your representation at the Annual Meeting. This Proxy Statement and our 2010 Annual Report to Shareowners are also available at www.proxyvote.com.

          The meeting will begin at 10:00 a.m. I hope you will come early and join your friends for light refreshments at 9:30 a.m.

Sincerely,

William G. Smith, Jr.
Chairman, President,
and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

BUSINESS

(1)	Vote on three Class II nominees for election to the Board of Directors;

(2)	Hold a nonbinding advisory vote on executive compensation;

(3)	Hold a nonbinding advisory vote on frequency of the advisory vote on executive compensation;

(4)	Consider and vote on the adoption of the 2011 Director Stock Purchase Plan;

(5)	Consider and vote on the adoption of the 2011 Associate Stock Purchase Plan;

(6)	Consider and vote on the adoption of the 2011 Associate Incentive Plan;

(7)	Ask for ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year; and

(8)	Transact other business properly coming before the meeting or any postponement or adjournment of the meeting.

RECORD DATE

Shareowners owning Capital City Bank Group shares at the close of business on March 7, 2011, are entitled to notice of, attend, and vote at the meeting. A list of these shareowners will be available at the Annual Meeting and for 10 days before the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 217 North Monroe Street, Tallahassee, Florida 32301.

TIME

10:00 a.m., Eastern Time, April 26, 2011

PLACE

Florida State University Turnbull Conference Center
555 West Pensacola Street
Tallahassee, Florida 32301

VOTING

Even if you plan to attend the meeting in Tallahassee, Florida, please provide us your voting instructions in one of the following ways as soon as possible:

(1)	Internet - use the Internet address on the Notice of Internet Availability of Proxy Materials or the proxy card;

(2)

Telephone - use the toll-free number on the proxy card, if you received one. You can also find the toll-free number to vote your shares when you access the Internet address on the Notice of Internet Availability of Proxy Materials; or

(3)	Mail - mark, sign, and date the proxy card and return in the enclosed postage-paid envelope. This option is available only to those shareowners who have received a paper copy of a proxy card by mail.

By Order of the Board of Directors

J. Kimbrough Davis Executive Vice President, Chief Financial Officer, and Corporate Secretary

Tallahassee, Florida
March 8, 2011

Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on April 26, 2011. The Proxy Statement and the Annual Report are available at: www.proxyvote.com.

PROXY STATEMENT – GENERAL INFORMATION

Why am I receiving these proxy materials?

          We are providing these proxy materials in connection with the solicitation by the Board of Directors of Capital City Bank Group, Inc., a Florida corporation, of proxies to be voted at our 2011 Annual Meeting of Shareowners and at any adjournments or postponements of this Annual Meeting.

          We will hold our 2011 Annual Meeting at 10:00 a.m., Eastern Time, Tuesday, April 26, 2011, at the Florida State University Turnbull Conference Center, 555 West Pensacola Street, Tallahassee, Florida 32301.

          We are providing these proxy materials to our shareowners on or about March 8, 2011.

          At Capital City, and in this Proxy Statement, we refer to our employees as “associates.” Also in the Proxy Statement, we refer to Capital City as the “Company,” “we,” or “us” and to the 2011 Annual Meeting as the “Annual Meeting.”

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

          This year, we are again pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareowners a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. All shareowners receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail, if so desired.

Why didn’t I receive a Notice of Internet Availability of Proxy Materials in the mail?

          We are providing a Notice of Internet Availability of Proxy Materials by e-mail to those shareowners who have previously elected delivery of the proxy materials electronically. Those shareowners should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

How can I access the proxy materials over the Internet?

          Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to:

▪	View our proxy materials for the Annual Meeting on the Internet at www.proxyvote.com; and

▪	Instruct us to send our future proxy materials to you electronically by e-mail.

          Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

How may I obtain a paper copy of the proxy materials?

          Shareowners receiving a Notice of Internet Availability of Proxy Materials will find instructions about how to obtain a paper copy of the proxy materials on their notice.

What is being voted upon?

          You are being asked to vote on three Class II nominees for election to the Board of Directors, vote on a nonbinding proposal to approve executive compensation, to recommend, by nonbinding vote, the frequency of the advisory vote on executive compensation, to consider and vote on the 2011 Director Stock Purchase Plan, to consider and vote on the 2011 Associate Stock Purchase Plan, to consider and vote on the 2011 Associate Incentive

1   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

Plan, and to ratify our appointment of Ernst & Young LLP as our independent registered public accounting firm for 2011. The proposals to be considered will not create appraisal or dissenters’ rights.

How does the Board recommend that I vote?

          Our Board recommends that you vote your shares FOR each of the nominees for election to the Board, FOR approval of executive compensation, 3 YEARS for the frequency of the advisory vote on executive compensation, FOR approval of the 2011 Director Stock Purchase Plan, FOR approval of the 2011 Associate Stock Purchase Plan, FOR approval of the 2011 Associate Incentive Plan, and FOR the ratification of the appointment of our independent registered public accounting firm.

Could other matters be decided at the Annual Meeting?

          We are not aware of any matters to be presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting, the holders of the proxies (those persons named on your proxy card) will have the discretion to vote on those matters for you.

Who can vote?

          All shareowners of record at the close of business on the record date of March 7, 2011 are entitled to receive these proxy materials. On that date, there were [●] shares of our common stock outstanding and entitled to vote, and these shares were held of record by approximately [●] shareowners.

How much does each share count?

          Each share counts as one vote. For the proposals scheduled to be voted upon at the Annual Meeting, withheld votes on directors, abstentions, and shares held by a broker that the broker fails to vote are all counted to determine a quorum, but are not counted for or against the matters being considered; however, pursuant to our Bylaws, if a director nominee in an uncontested election does not receive at least a majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director must tender his or her resignation to the Board, as more particularly described under the heading “Corporate Governance - Director Elections.” There is no cumulative voting.

How many votes are required to have a quorum?

          In order for us to conduct the Annual Meeting, a majority of the shares entitled to vote must be present in person or by proxy.

How many votes are required to elect directors, approve executive compensation, determine frequency of shareowner vote on executive compensation, approve the three equity plans, and to ratify Ernst & Young’s appointment?

          Directors are elected by a plurality of the votes cast. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors who are nominated to be elected at the meeting. At our Annual Meeting, the maximum number of directors to be elected is three. Although our directors are elected by plurality, our Bylaws provide that if a director nominee in an uncontested election does not receive at least a majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director must tender his or her resignation to the Board.

          The nonbinding vote on the approval of executive compensation will be approved if the affirmative votes cast by shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

          The frequency of the shareowner vote on executive compensation shall be determined by a plurality of the votes cast. This vote is not binding but will be taken into consideration by the Board of Directors in determining the frequency of the shareowner vote on executive compensation.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   2

          The three equity plans (2011 Director Stock Purchase Plan, 2011 Associate Stock Purchase Plan, and 2011 Associate Incentive Plan) will be approved if the affirmative votes case by shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

          Ernst & Young’s appointment will be ratified if the affirmative votes cast by the shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

          Many of our shareowners hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

▪

Shareowner of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “shareowner of record.” As the shareowner of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

▪

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or, by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareowner of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

How do I vote my shares in person at the Annual Meeting?

          Shares held in your name as the shareowner of record may be voted in person at the Annual Meeting. Shares for which you are the beneficial owner but not the shareowner of record may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

          The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, phone, or mail.

How do I vote my shares in the 401(k) plan?

          You may instruct the plan trustee on how to vote your shares in the 401(k) plan by mail, by telephone, or on the Internet as described above, except that, if you vote by mail, the card that you use will be a voting instruction card rather than a proxy card. If you own shares through the 401(k) Plan and you do not vote, the 401(k) Plan trustee will vote the shares in the same proportion as other 401(k) Plan participants vote their 401(k) Plan shares.

How can I vote my shares without attending the Annual Meeting?

          Whether you hold shares directly as a shareowner of record or through a broker, trustee, or other nominee, you may direct how your shares are voted without attending the Annual Meeting. You may give voting instructions by the Internet, by telephone, or by mail. Instructions are on the proxy card. The appropriate individuals named on the enclosed proxy card will vote all properly executed proxies that are delivered in response to this solicitation, and not later revoked, in accordance with the instructions given by you.

How will my voting instructions be treated?

          If you provide specific voting instructions, your shares will be voted as instructed.

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          If you hold shares as the shareowner of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

          If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Annual Meeting, only Proposal 7 to ratify the Company’s auditors is considered routine, which means that your broker, trustee, or other nominee can vote your shares on Proposal 7 if you do not timely provide instructions to vote your shares.

          If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker nonvotes. A “broker nonvote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

What is the deadline for voting my shares?

          If you hold shares as the shareowner of record, then your vote by proxy must be received before 11:59 p.m., Eastern Time, on April 25, 2011 (the day before the Annual Meeting).

          If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the instructions provided by your broker, trustee, or other nominee.

Can I change my vote?

          Yes, if you are a shareowner of record, you may revoke your proxy by submitting a later proxy or by written request received by our corporate secretary before the Annual Meeting. You may also revoke your proxy at the Annual Meeting and vote in person. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, you should review the information provided to you by the holder of record that explains how to revoke previously given instructions.

Who pays for soliciting proxies?

          Proxies will be solicited from our shareowners by mail or e-mail. We will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. We may employ a proxy solicitation firm to solicit proxies in connection with the Annual Meeting, and we estimate that the fee payable for such services would be less than $10,000. It is possible that our directors, officers and other employees may make further solicitations personally or by telephone, facsimile, mail, or e-mail. Our directors, officers and other employees will receive no additional compensation for any such further solicitations.

What does it mean if I get more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the proxy materials?

          You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Where can I find voting results of the Annual Meeting?

          We will announce preliminary voting results at the Annual Meeting and publish preliminary, and if available, final voting results in a current report on Form 8-K filed within four business days of our Annual Meeting.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   4

CORPORATE GOVERNANCE

GOVERNING PRINCIPLES

          We are a bank holding company managed by a core group of officers and governed by a Board of Directors. We are committed to maintaining a business atmosphere where only the highest ethical standards and integrity prevail. An unwavering adherence to high ethical standards provides a strong foundation on which our business and reputation can thrive, and is integral to creating and sustaining a successful, high-caliber company.

INDEPENDENT DIRECTORS

          Our common stock is listed on the NASDAQ Global Select Market. NASDAQ requires that a majority of our directors be “independent,” as defined by NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director or a member of a director’s immediate family has had in the past three years certain relationships or affiliations with us, our external or internal auditors, or other companies that do business with us. Our Board has affirmatively determined that a majority of our directors are independent directors under the categorical guidelines our Board has adopted, which includes all objective standards of independence set forth in the NASDAQ rules. The categorical independence standards adopted by our Board are posted to the Corporate Governance section of our website, www.ccbg.com. Based on these standards, our Board determined that our independent directors include the following current directors and nominees for director: DuBose Ausley, Frederick Carroll, III, Cader B. Cox, III, J. Everitt Drew, John K. Humphress, Lina S. Knox, and Henry Lewis III.

CORPORATE GOVERNANCE GUIDELINES

          The Board has adopted Corporate Governance Guidelines that give effect to the NASDAQ corporate governance listing standards and various other corporate governance matters.

INDEPENDENT DIRECTOR MEETINGS IN EXECUTIVE SESSIONS

          Our independent directors have established a policy to meet separately without any Company associates present in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by our independent directors. Any independent director may call an executive session of independent directors at any time; however, the independent directors of the Board generally meet in executive session every time the Board meets. In 2010, the independent directors met in an executive session 10 times.

BOARD LEADERSHIP

          The Board has no policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or a nonassociate director, and believes that these are matters that should be discussed and determined by the Board from time to time. When the Chairman of the Board is a member of management or is otherwise not independent, the nonassociate directors elect a lead director, which we discuss below. Currently, Mr. Smith serves as our Chairman and CEO. Given the fact that Mr. Smith is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions regarding performance relative to our corporate strategy, and this discussion is a significant portion of our Board meetings.

LEAD DIRECTOR

          The independent directors of our Board of Directors annually elect an independent director to serve in a lead capacity. Although annually elected, the lead director is generally expected to serve for more than one year.

          Mr. Drew serves as our lead director. The lead director’s duties, which are listed in a Board approved charter, include presiding at all meetings of the Board at which the Chairman is not present, calling meetings of the independent directors, coordinating with the Chairman the planning of meeting agenda items, and serving as an independent point of contact for shareowners wishing to communicate with the Board other than through the Chairman. We have posted all of the lead director duties on the Lead Director Charter section of our website, www.ccbg.com.

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RISK MANAGEMENT

          The Board believes that risk management is an important component of the Company’s corporate strategy. While we assess specific risks at our committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about our risks. In addition, in 2008, we established an Enterprise Risk Oversight Committee, which reports to the Board at least twice per year. The Enterprise Risk Oversight Committee serves to assist the Board in establishing and monitoring key risks for the Company, and meets at least on a quarterly basis. Finally, the Board believes the combined Chairman and CEO role assists us in our implementation of major policies addressing our risks.

SHAREOWNER COMMUNICATIONS

          Our Corporate Governance Guidelines provide for a process by which shareowners may communicate with the Board, a Board committee, the independent directors as a group, and individual directors. Shareowners who wish to communicate with the Board, a Board committee, or any other directors or individual directors may do so by sending written communications addressed to the Board of Directors of Capital City Bank Group, a Board committee, or such group of directors or individual directors:

Capital City Bank Group, Inc. c/o Corporate Secretary 217 North Monroe Street Tallahassee, Florida 32301

          Communications will be compiled by our Corporate Secretary and submitted to the Board, a committee of the Board, or the appropriate group of directors or individual directors, as appropriate, at the next regular meeting of the Board. The Board has requested that the Corporate Secretary submit to the Board all communications received, excluding those items that are not related to board duties and responsibilities, such as: mass mailings, job inquiries, resumes, advertisements, solicitations, and surveys.

CODES OF CONDUCT AND ETHICS

          The Board has adopted Codes of Conduct applicable to all directors, officers, and associates, and a Code of Ethics applicable to our Chief Executive Officer and our financial and accounting officers, all of which are available, without charge, upon written request to:

Capital City Bank Group, Inc. c/o Corporate Secretary 217 North Monroe Street Tallahassee, Florida 32301

          These codes are designed to comply with NASDAQ and U.S. Securities and Exchange Commission requirements.

BOARD AND COMMITTEE EVALUATIONS

          The Nominating Committee (in 2010, the Corporate Governance Committee) uses written questionnaires to evaluate the Board as a whole and its committees. The evaluation process occurs annually. Directors submit completed questionnaires to the Chair of the Nominating Committee, who summarizes the results without attribution. The full Board discusses the summary of the Board evaluation, and each committee discusses the summary of its own evaluation.

DIRECTOR NOMINATING PROCESS

          The Nominating Committee annually reviews and makes recommendations to the full Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes,

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   6

and personal and professional backgrounds needed by the Board, consistent with applicable NASDAQ and regulatory requirements.

          The Nominating Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareowners. The Nominating Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards, the business experience currently desired on the Board, geography, the nominee’s banking industry experience, and the nominee’s general ability to enhance the overall composition of the Board. The Nominating Committee does not have a formal policy on diversity; however, the Board and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints.

          Our Nominating Committee will identify nominees for directors primarily based upon suggestions from shareowners, current directors, and executives. The Chair of the Nominating Committee and at least one other member of the Nominating Committee will interview director candidates. The full Board will formally nominate candidates for director to be included in the slate of directors presented for shareowner vote based upon the recommendations of the Nominating Committee following this process.

DIRECTOR SERVICE ON OTHER BOARDS

          Directors may not serve on more than three other Boards of public companies in addition to our Board.

SUCCESSION PLANNING

          The Board plans for succession to the position of Chief Executive Officer as well as certain other senior management positions. To assist the Board, William G. Smith, Jr., our Chairman, President, and CEO, annually provides the Board with an assessment of senior managers and of their potential to succeed him. He also provides the Board with an assessment of persons considered potential successors to certain senior management positions. The Nominating Committee and our independent directors in an executive session annually review this updated assessment. In addition, the Board interviews members of senior management who are potential successors to our executive management.

CHANGE IN DIRECTOR OCCUPATION

          A director whose principal occupation or business association changes substantially during the director’s tenure must tender a resignation for consideration by the Nominating Committee. The Nominating Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

DIRECTOR ELECTIONS

          Our Bylaws provide that in an uncontested election, if a nominee for director does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, then the director will promptly tender his or her resignation to the Board of Directors. The Nominating Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation and publicly disclose its decision and the rationale behind the decision within 90 days from the date of the certification of the election results. If a director’s resignation is not accepted by the Board of Directors, then such director will continue to serve until the next annual meeting for the year in which his or her term expires and until his or her successor is duly elected, or his or her earlier resignation or removal. If a nominee’s resignation is accepted by the Board of Directors, then the Board of Directors, in its sole discretion, may fill any remaining vacancy or decrease the size of the Board of Directors. To be eligible to be a nominee for election or reelection as our director, a person must deliver to our Corporate Secretary a written agreement that such person will abide by these requirements.

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BOARD AND COMMITTEE MEMBERSHIP

BOARD OF DIRECTORS

          Our Board of Directors oversees our business, property, and affairs pursuant to the Florida Business Corporation Act and our Articles of Incorporation and Bylaws. Members of our Board are kept informed of our business through discussions with our senior management team, by reviewing materials provided to them, and by participating in Board and Committee meetings.

          Our Board met 12 times in 2010. All of our directors attended at least 75 percent of the total aggregate number of Board and Committee meetings on which they served.

          We expect all directors to attend our Annual Meeting. All directors, who were directors at the time of our Annual Meeting in 2010, attended the 2010 Annual Meeting.

COMMITTEES OF THE BOARD

          In 2010, our Board of Directors had four standing committees: Audit, Compensation, Corporate Governance, and Nominating. In 2011, the Board of Directors consolidated the Corporate Governance Committee into the Nominating Committee. The Board has adopted written charters for each of its standing committees. The Audit, Compensation, and Nominating Committee charters are published on the Corporate Governance section of our website at www.ccbg.com. The Board has determined that all members of the Audit, Compensation, and Nominating Committees are “independent” as that term is defined under applicable NASDAQ and Securities and Exchange Commission rules. As of January 1, 2011, the committee composition was as follows:

Name	Audit	Compensation	Nominating

DuBose Ausley		X	X
Thomas A. Barron
Frederick Carroll, III*	Chair
Cader B. Cox, III		Chair	X
J. Everitt Drew*	X	X
John K. Humphress*	X		Chair
Lina S. Knox			X
Henry Lewis III	X
William G. Smith, Jr.**

*	Qualifies as an audit committee financial expert

**	Chairman of the Board of Directors

Audit Committee

          The Audit Committee met 14 times in 2010. Our Board has determined that Frederick Carroll, III, Chairman of the Audit Committee, John K. Humphress, and J. Everitt Drew are each an “audit committee financial expert” as defined by the Securities and Exchange Commission.

          Management has the primary responsibility for our financial statements and reporting process, including the systems of internal controls and reporting. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted auditing standards, issuing a report thereon, and annually opining on the effectiveness of our internal control over financial reporting. The Audit Committee monitors the integrity of our financial reporting process, system of internal controls, and the independence and performance of our independent and internal auditors.

          In addition, the Audit Committee: (a) monitors and reviews our compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 and reviews regulatory reports; (b) reviews independent auditors’ report on our financial statements, significant changes in accounting principles and practices, significant proposed adjustments, and any unresolved disagreements with management concerning accounting or disclosure

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matters; and (c) recommends independent auditors and reviews their independence and qualifications, services, fees, and the scope and timing of audits.

Compensation Committee

          The Compensation Committee met six times in 2010. The Compensation Committee: (a) reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the performance of the Chief Executive Officer in light of those goals and objectives, and sets the Chief Executive Officer’s base salary, short-term incentive compensation, and long-term incentive compensation based on this evaluation; (b) reviews and approves base salary, short-term incentive compensation, and long-term incentive compensation of our executive officers; (c) reviews the compensation of our senior management team other than our executive officers; (d) reviews and approves benefits, including retirement benefits and perquisites of our executive officers; (e) reviews and approves employment agreements, severance agreements, and change-in-control agreements for executive officers; (f) evaluates and recommends the appropriate level of director compensation, including compensation for service as a member or chair of a Board committee; and (g) establishes and reviews stock ownership guidelines for directors and executive officers.

Nominating Committee

          The Nominating Committee met three times in 2010. The Nominating Committee: (a) develops and reviews background information for candidates for the Board of Directors, including candidates recommended by shareowners, and makes recommendations to the Board of Directors about these candidates; (b) evaluates the performance of current Board members proposed for reelection; (c) recommends to the Board for approval a slate of nominees for election to the Board; (d) reviews all candidates for nomination submitted by shareowners; and (e) develops plans for our managerial succession.

Corporate Governance Committee

          The Corporate Governance Committee met two times in 2010. The Corporate Governance Committee: (a) develops, implements, and monitors policies and practices relating to corporate governance; (b) coordinates director orientation and appropriate continuing education programs for directors; (c) oversees the annual self-assessment of the Board and Board Committees; and (d) reviews all shareowner proposals. In 2011, the Corporate Governance Committee was consolidated into the Nominating Committee. All of the duties of the Corporate Governance Committee were assumed by the Nominating Committee.

DIRECTOR COMPENSATION

COMPENSATION ELEMENTS

          We currently have seven nonassociate directors who qualify for compensation for Board service. The elements of compensation include:

Cash Compensation

          Basic Annual Retainer. The basic annual retainer is $12,000. There has been no change since 2006.

          Audit Committee. In 2010, members of the Audit Committee received an annual fee of $6,000 and the chairman of the Audit Committee received an annual chairman fee of $6,000. In 2011, each member of the Audit Committee will receive an annual fee of $7,000 and the chairman of the Audit Committee will receive an annual chairman fee of $7,000.

          Compensation Committee. Members of the Compensation Committee receive an annual fee of $4,000 and the chairman of the Compensation Committee receives an annual chairman fee of $4,000. There has been no change since 2006.

          Nominating Committee. In 2010, members of the Nominating Committee received an annual fee of $2,000 and the chairman of the Nominating Committee received an annual chairman fee of $2,000. In 2011, each member of

9   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

the Nominating Committee will receive an annual fee of $3,000 and the chairman of the Nominating Committee will receive an annual chairman fee of $3,000.

          Corporate Governance Committee. Members of the Corporate Governance Committee received an annual fee of $2,000 and the chairman of the Corporate Governance Committee received an annual chairman fee of $2,000. In 2011, the Corporate Governance Committee was consolidated into the Nominating Committee.

          Lead Outside Director Annual Fee. In 2010, the Lead Outside Director received an annual fee of $2,000, which has been increased to $4,000 for 2011.

          Board Meeting Fees. Directors receive $750 for each board meeting attended. There has been no change since 2006.

Equity Compensation

          Quarterly Stock Grant. As part of annual director compensation, each director who participates in our Director Stock Purchase Plan earns 100 shares of our common stock per quarter, price based on the closing price of our common stock on the NASDAQ as determined on the last stock trading day of the quarter. Directors not participating in our Director Stock Purchase Plan receive all 400 shares each January in the year following the year for which service relates based on the average of the high and low prices of the shares of our common stock on the NASDAQ for the last 10 trading days of the previous year.

          Director Stock Purchase Plan. Directors are also permitted to purchase shares of common stock at a 10% discount from fair market value under the 2005 Director Stock Purchase Plan. This Plan has 93,750 shares of common stock authorized for issuance. During 2010, 22,168 shares were purchased. As of December 31, 2010, there were 8,962 shares of common stock available for issuance. Purchases under this plan were not permitted to exceed the annual retainer and meeting fees received. Our shareowners adopted the Director Stock Purchase Plan at our 2004 Annual Meeting. We are asking the shareowners to approve the 2011 Director Stock Purchase to replace the 2005 Director Stock Purchase Plan.

Perquisites and Other Personal Benefits

          We provide directors with perquisites and other personal benefits that we believe are reasonable, competitive and consistent with our overall director compensation program. The value of the perquisites for each director in the aggregate is less than $10,000.

DIRECTOR COMPENSATION TABLE

          The following table sets forth a summary of the compensation we paid to our directors, other than directors who are also executive officers, in 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)

DuBose Ausley	$27,750	$4,872	$0	$32,622
Frederick Carroll, III	33,750	4,632	0	38,382
Cader B. Cox, III	31,000	4,632	2,500	38,132
J. Everitt Drew	33,750	4,872	0	38,622
John K. Humphress	31,000	4,872	0	35,872
L. McGrath Keen, Jr.(3)	0	0	0	0
Lina S. Knox	22,750	4,872	0	30,622
Henry Lewis III	31,000	4,632	0	35,632

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(1)

We pay each nonassociate director an annual stock grant of 400 shares of our common stock, issued under our Director Stock Purchase Plan. Under the terms of the Director Stock Purchase Plan, each nonassociate director has the opportunity to participate in the Director Stock Purchase Plan under two separate options. The first option, Option A, permits nonassociate directors to make an election (“Option A Participants”) each January indicating the dollar amount of his or her annual retainer and fees received from serving as a director in the preceding year which he or she would like to be applied to the purchase of shares of our common stock. The second option, Option B, permits nonassociate directors to make an election (“Option B Participants”) each December indicating the percentage of his or her annual retainer and fees to be received from serving as a director in the upcoming year which he or she would like to be applied to the purchase of shares of Common Stock. Option A Participants receive their annual stock grant each January for the preceding year’s service as director. In 2010, the fair value at time of grant for the Option A Participants was $12.18. Option B Participants receive their annual stock grant in four equal quarterly installments during the year to which the nonassociate director’s service relates. The fair value at the time of grant for the Option B Participants was $11.59, $13.50, $9.85, and $11.39. Messrs. Drew, Humphress, and Ausley and Ms. Knox are Option A Participants, and therefore did not receive their stock grants in 2010. Instead, these directors received their stock grants in January 2011. The column represents the fair value of the award as calculated in accordance with U.S. generally accepted accounting principles.

(2)	The amounts in this column represent director fees paid to the director for serving as directors for certain subsidiaries of ours.

(3)

Mr. Keen had been employed by Capital City Bank since the acquisition of Farmers and Merchants Bank of Dublin, Georgia, in October 2004. As our associate, Mr. Keen received a base salary and other benefits that our associates received, such as pension benefits. He received no compensation for his board service in 2010. Mr. Keen retired from the Bank and resigned from the Board, effective December 31, 2010.

STOCK OWNERSHIP EXPECTATIONS

          We maintain stock ownership guidelines for all independent directors. Under our current guidelines, all independent directors are expected to own our common stock equal in value to 10 times their annual director compensation at the time they were elected. Directors have 10 years from the date they are first appointed or elected to our Board to meet the stock ownership requirement. The Compensation Committee has determined that as of December 31, 2010, all directors have met our share ownership expectations or are on track to meet the ownership expectations within the stated time period of 10 years from date of appointment or election.

PROPOSAL NO. 1 – NOMINEES FOR ELECTION AS DIRECTORS

ELECTION OF DIRECTORS

          The Board of Directors is divided into three classes, designated Class I, Class II, and Class III. The directors in each class are elected for terms of three years or until their successors are duly qualified and elected. At the Annual Meeting, the shareowners will elect three Class II directors. The Board of Directors proposes the following three nominees for election as directors at the Annual Meeting. The individuals named on the enclosed proxy card will vote, unless instructed otherwise, each properly delivered proxy for the election of the following nominees as directors.

          If a nominee is unable to serve, the shares represented by all valid proxies that have not been revoked will be voted for the election of a substitute as the Board of Directors may recommend, or the Board of Directors may by resolution reduce the size of the Board of Directors to eliminate the resulting vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

          McGrath Keen resigned from the Board of Directors, effective December 31, 2010. As a result, the Board of Directors reduced the size of the Board of Directors to nine members. If all three director nominees are elected, the Board of Directors will have no vacancies. Brokers do not have discretion to vote on this proposal without your instructions. If you do not instruct your broker how to vote on this proposal, your broker will deliver a nonvote on this proposal.

          Majority Vote Standard for Election of Directors

          Our Bylaws require that each director be elected by a plurality of votes cast with respect to such director in uncontested elections. Our Bylaws, however, also provide that in an uncontested election, if a nominee for director does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director will promptly tender his or her resignation to the Board of Directors. In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors would be a plurality of the shares represented in person or by proxy at any such

11   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

meeting and entitled to vote on the election of directors. Whether an election is contested or not is determined as of a date that is the day immediately preceding the date we first mail our notice of meeting for such meeting to the shareowners; this year’s election was determined to be an uncontested election, and the majority vote standard will apply.

          Director Qualifications

          The following paragraphs provide information as of the date of this Proxy Statement about each nominee and each incumbent director not up for re-election in the categories of: age, positions held, principal occupation and business experience for the past five years, and names of other publicly-held companies for which he or she serves as a director or has served as a director during the past five years. While the following paragraphs note certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole, we also believe that all of our nominees and incumbent directors not up for re-election have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated strong leadership skills, business acumen and an ability to exercise sound judgment, as well as a commitment of service to Capital City’s shareowners.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2014

THOMAS A. BARRON

Mr. Barron, 58, has been a director since 1982. He is our Treasurer and was appointed President of Capital City Bank in 1995. We believe Mr. Barron’s qualifications to sit on our Board include his over three decades of banking experience, including 16 years as the President of Capital City Bank.

J. EVERITT DREW

Mr. Drew, 55, has been a director since 2003. From 2000 through January 2007, he was President of St. Joe Land Company where his duties included overseeing the sale and development efforts of several thousand acres of St. Joe property in northwest Florida and southwest Georgia. Since January 2007, Mr. Drew has been President of SouthGroup Equities, Inc., a private real estate investment and development company. We believe Mr. Drew’s qualifications to sit on our Board include his experience as President of St. Joe’s Land Company, which at the time was the largest landowner in Florida as well as his operational and financial expertise gained from the successful operation of his own business.

LINA S. KNOX

Ms. Knox, 66, has been a director since 1998. She is a dedicated community volunteer. Ms. Knox is the first cousin of Mr. Smith. We believe Ms. Knox’s qualifications to sit on our Board include her extensive historical involvement in the Tallahassee community, including her perspective as a community volunteer and civic leader and someone who is involved day to day with issues as they affect our communities.

The Board of Directors unanimously recommends a vote “FOR” the nominees.

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CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

CONTINUING CLASS III DIRECTORS (TERM EXPIRING IN 2012)

DuBOSE AUSLEY

Mr. Ausley, 73, has been a director since 1982, and was our Chairman from 1982 until 2003. He is employed by the law firm of Ausley & McMullen and was Chairman of this firm and its predecessor for more than 20 years until 2002. Since 1992, he has served as a director of TECO Energy, Inc. In addition, Mr. Ausley has served as a director of Huron Consulting Group, Inc. since 2004 and a director of Blue Cross and Blue Shield of Florida, Inc. from 1982 to 2008, and continues to serve as a director of Capital Health Plan, an affiliate of Blue Cross and Blue Shield of Florida, Inc. Mr. Ausley has practiced law in Florida since 1963. We believe Mr. Ausley’s qualifications to sit on our Board include his more than 20 years’ experience as an officer of Capital City Bank and CCBG, his extensive knowledge of banking law and regulation, and his extensive experience on other public company boards.

FREDERICK CARROLL, III

Mr. Carroll, 60, has been a director since 2003. Since 1990, he has been the Managing Partner of Carroll and Company, CPAs, an accounting firm specializing in tax and audit based in Tallahassee, Florida. Mr. Carroll has practiced as a CPA since 1977. Mr. Carroll has a master’s degree in accounting. We believe Mr. Carroll’s qualifications to sit on our Board include his long and varied business career, including his extensive accounting experience.

JOHN K. HUMPHRESS

Mr. Humphress, 62, has been a director since 1994. Since 1973, he has been a shareholder of a public accounting firm, Wadsworth, Humphress, Hollar, & Konrad, P.A. (and its predecessors). We believe Mr. Humphress’s qualifications to sit on our Board include his long and diversified business career, including his extensive accounting experience.

HENRY LEWIS III

Dr. Lewis, 61, has been a director since 2003. He is currently the President of Florida Memorial University. Previously, he was Professor and Dean of the College of Pharmacy and Pharmaceutical Sciences at Florida A&M University from 1994 until January 2011. He also served as Interim President of the University in 2002. Prior to Dr. Lewis’s appointment to these positions, he served as Dean of the College of Pharmacy and Health Sciences at Texas Southern University from 1990 to 1994. We believe Dr. Lewis’s qualifications to sit on our Board include his experience leading organizations, and his strong skills in government relations and strategic planning.

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CONTINUING CLASS I DIRECTORS (TERM EXPIRING IN 2013)

CADER B. COX, III

Mr. Cox, 61, has been a director since 1994. From 1976 to May 2006, he has served as President, and since May 2006, he has served as CEO of Riverview Plantation, Inc., a resort and agricultural company located in Georgia. He is extensively involved in the community, including serving as a partner for The University of Georgia Research Foundation Board, Partner of Camilla Retirement Center, trustee of AgriTrust, Board member of University of Georgia Real Estate Foundation Board, and Board member of the Georgia Forestry Association Board. We believe Mr. Cox’s qualifications to sit on our Board include his operational and financial expertise gained from the successful operation of his own business, as well as his executive leadership and management experience.

WILLIAM G. SMITH, JR.

Mr. Smith, 57, has been a director since 1982. He currently serves as Chairman, President, and Chief Executive Officer. He was elected Chairman in 2003 and has been President and Chief Executive Officer since 1995. Mr. Smith currently serves as Chairman of Capital City Bank, a position he has held since 1995. Mr. Smith has served as a director of Southern Company since February 2006. Mr. Smith is the first cousin of Ms. Knox. We believe Mr. Smith’s qualifications to sit on our Board include his over three decades of banking experience, including 15 years as our President and Chief Executive Officer.

NONDIRECTOR EXECUTIVE OFFICER

J. KIMBROUGH DAVIS

Mr. Davis, 57, was appointed our Executive Vice President and Chief Financial Officer in 1997. He served as Senior Vice President and Chief Financial Officer from 1991 to 1997. In 1998, he was appointed Executive Vice President and Chief Financial Officer of Capital City Bank.

SHARE OWNERSHIP

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers, and parties owning beneficially more than 10% of our common stock, to file reports with the U.S. Securities and Exchange Commission to reflect their interests in our common stock. Copies of these reports must be furnished to us.

          The Company believes, based solely on a review of the copies of such forms in our possession and on written representations from reporting persons, that with respect to the fiscal year ended December 31, 2010, all of its executive officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Exchange Act, except for a late Form 4 that was filed on November 15, 2010 on behalf of Mr. Ausley to report sales of common stock of the Company. Additionally, on August 14, 2010, an amended Form 4 was filed on behalf of Mr. Barron to correct errors in a Form 4 filed on February 3, 2010 which reported a sale of 3,409 shares when 5,000 shares were actually sold and incorrectly reflected Mr. Barron’s common stock balance.

SHARE OWNERSHIP TABLE

          The following table sets forth information, as of February 14, 2011 (the most recent practicable date), with respect to the number of shares of our common stock beneficially owned by our directors, executive officers named

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in the Summary Compensation Table, and all executive officers and directors as a group. The following table also provides information with respect to each person known by us to beneficially own more than 5% of our common stock.

          As of February 14, 2011, there were 17,120,089 shares of our common stock outstanding.

Name	Shares Beneficially Owned(1)		Percentage of Outstanding Shares Owned(2)

DuBose Ausley	618,392	(3)	3.61%
Thomas A. Barron	217,124	(4)	1.27%
Frederick Carroll, III	14,120		*
Cader B. Cox, III	59,985	(5)	*
J. Kimbrough Davis	69,280	(6)	*
J. Everitt Drew	13,849	(7)	*
John K. Humphress	90,729	(8)	*
Lina S. Knox (9)	69,763	(10)	*
Henry Lewis III	12,964		*
Robert H. Smith (9)	3,488,262	(11)	20.38%
Post Office Box 30935, Sea Island, Georgia 31561
William G. Smith, Jr. (9)	3,818,178	(12)	22.30%
Post Office Box 11248, Tallahassee, Florida 32302
2S Partnership	1,049,361	(13)	6.13%
217 North Monroe Street, Tallahassee, Florida 32301
All Directors and Executive Officers as a Group	4,984,384		29.11%
(10 Persons)

(1)

For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock if he or she has or shares voting or investment power with respect to the shares or has a right to acquire beneficial ownership at any time within 60 days from the record date. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)	An asterisk in this column means that the respective director or executive officer is the beneficial owner of less than 1% of our common stock.

(3)

Includes (i) 285,431 shares held in trust under which Mr. Ausley serves as trustee and has sole voting and investment power; and (ii) 12,500 shares owned by Mr. Ausley’s wife, of which he disclaims beneficial ownership. Of the shares of common stock beneficially owned by Mr. Ausley, 125,000 shares are pledged as security.

(4)

Includes (i) 23,625 shares held in trusts under which Mr. Barron serves as trustee; (ii) 716 shares for which Mr. Barron has power of attorney and may be deemed to be a beneficial owner; and (iii) 28,906 shares owned by Mr. Barron’s wife, of which he disclaims beneficial ownership. Of the shares of our common stock beneficially owned by Mr. Barron, 165,474 shares are pledged as security.

(5)

Includes (i) 10,500 shares owned by Mr. Cox’s wife, of which he disclaims beneficial ownership; and (ii) 14,083 shares owned by a corporation that Mr. Cox controls, and which he shares voting power and investment power.

(6)

Includes (i) 1,303 shares in accounts for his children for which Mr. Davis and his wife act as custodian; (ii) 29,338 shares owned jointly by Mr. Davis and his wife; and (iii) 6,421 shares owned by Mr. Davis’s wife, directly and through an Individual Retirement Account of which he disclaims beneficial ownership.

(7)	Includes (i) 13,225 shares owned jointly by Mr. Drew and his wife; and (ii) 624 shares in accounts for his children for which Mr. Drew is custodian.

(8)	Includes 45,445 shares held by the Humphress Family Trust of which Mr. Humphress is a trustee.

(9)	Robert H. Smith and William G. Smith, Jr. are brothers, and Lina S. Knox is their first cousin.

(10)	Includes 23,000 shares held by a her husband in a trust for which she does not have voting power or investment power.

(11)

Includes (i) 100,623 shares in accounts for his children for which Mr. Smith is custodian; (ii) 334,459 shares held in certain trusts under which Mr. Smith shares voting and investment power as a co-trustee; and (iii) 1,049,361 shares held by the 2S Partnership under which Mr. Smith shares voting and investment power. Of the shares beneficially owned by Robert H. Smith, 1,383,196 shares are also beneficially owned by William G. Smith, Jr.

(12)

Includes (i) 334,458 shares held in certain trusts under which Mr. Smith shares voting and investment power as a co-trustee; (ii) 1,049,361 shares held by the 2S Partnership under which Mr. Smith shares voting and investment power; (iii) 60,131 shares owned by Mr. Smith’s wife, of which he disclaims beneficial ownership; and (iv) 60,384 shares that may be acquired pursuant to nonvoting stock options that are or will become exercisable within 60 days. Of the shares beneficially owned by William G. Smith, Jr., 1,383,196 shares are also beneficially

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owned by Robert H. Smith. Of the shares of our common stock beneficially owned by Mr. Smith, 1,159,230 shares are pledged as security, including 470,044 shares of the 1,049,361 shares held by the 2S Partnership.

(13)	Of the 1,049,361 shares held by 2S Partnership, all are also beneficially owned by Robert H. Smith and William G. Smith, Jr.

EXECUTIVE OFFICERS AND TRANSACTIONS WITH RELATED PERSONS

EXECUTIVE OFFICERS

          Executive officers are elected annually by the Board of Directors at its meeting following the annual meeting of shareowners to serve for a one-year term and until their successors are elected and qualified. Thomas A. Barron and William G. Smith, Jr. serve as directors and executive officers and J. Kimbrough Davis is an executive officer. For information pertaining to the business experience and other positions held by these individuals, see “NOMINEES FOR ELECTION AS DIRECTORS” and “CONTINUING DIRECTORS AND EXECUTIVE OFFICERS.”

PROCEDURES FOR REVIEW, APPROVAL, OR RATIFICATION OF RELATED PERSON TRANSACTIONS

          We recognize that related person transactions may raise questions among our shareowners as to whether the transactions are consistent with our best interests and our shareowners’ best interests. We generally do not enter into or ratify a related person transaction unless our Board of Directors, acting through the Audit Committee or otherwise, determines that the related person transaction is in, or is not inconsistent with, our best interests and our shareowners’ best interests. We have adopted a written Related Person Transaction Policy.

          For the purpose of our procedures, a “related person transaction” is a transaction in which we participate and in which any related person has a direct or indirect material interest, other than (1) transactions available to all associates or clients generally, (2) transactions involving less than $120,000 when aggregated with all similar transactions, (3) loans made by Capital City Bank in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and not involving more than the normal risk of collectability or presenting other unfavorable features, or (4) employment arrangements with executive officers that are reviewed and approved by the Compensation Committee.

          Under our procedures, each director, executive officer, and nominee for director submits to our designated compliance officer, to the best of his or her knowledge, the following information: (a) a list of his or her immediate family members; (b) for each person listed and the director, executive officer, or nominee for director, each firm, corporation or other entity in which such person is an executive officer, a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and (c) for each person listed and the director, executive officer, or nominee for director, each charitable or nonprofit organization for which the person actively serves as a director or trustee. We call this list our Related Parties Master List.

          On an ongoing basis, and to the best of their knowledge, directors and executive officers are expected to notify our designated compliance officer of any updates to the Related Parties Master List, changes regarding their employment, and relationships with charitable organizations. On an annual basis, our designated compliance officer re-circulates the most current information to the directors and executive officers for review and re-verification of the information. Each director and executive officer must either (i) update the list to reflect changes in family, changes in employment, and the addition of new parent companies, subsidiaries and sibling companies, or (ii) confirm in writing that no changes have occurred.

          We use our best efforts to follow similar procedures with each shareowner who owns more than 5% of our common stock.

          Our designated compliance officer distributes the Related Parties Master List (and the periodic updates thereof) to (a) each senior manager who oversees our purchasing decisions and (b) the Chief Financial Officer and Chief Executive Officer for use in monitoring of corporate transactions. In addition, our designated compliance officer distributes the portion of the Related Parties Master List containing the names of immediate family members of directors, executive officers and nominees for director to the Chief People Officer and the portion of the Related

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Parties Master List containing the names of related charitable and nonprofit organizations to the Capital City Bank Group, Inc. Foundation President. The recipients of the Related Parties Master List use the compiled information to implement the review and approval requirements of this policy.

          We use our best efforts to have our Audit Committee pre-approve all related person transactions. In the event a related person transaction was not pre-approved by the Audit Committee, the transaction is immediately submitted for the Audit Committee’s review for ratification or attempted rescission.

          In addition to the policy described above, we circulate a questionnaire each quarter to our directors and executive officers, in which each respondent is required to disclose, to the best of their knowledge, all related person transactions that occurred in the previous quarter.

TRANSACTIONS WITH RELATED PERSONS

          For the year ended December 31, 2010, we have not identified any transactions or series of similar transactions for which we are a party in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, or holder of more than 5% of our capital stock had or will have a direct or indirect material interest other than as follows:

          Capital City Bank’s Apalachee Parkway Office is located on land leased from the Smith Interests General Partnership L.L.P. (“SIGP”) in which William G. Smith, Jr., Chairman of the Board, President, and Chief Executive Officer, Robert H. Smith, a Vice President and owner of more than 10% of our common stock, and Lina S. Knox, a director, are partners. Each of William G. Smith, Jr. and Robert H. Smith own approximately 32% of the SIGP interests. Ms. Knox owns approximately 14% of the SIGP interests. Under a lease agreement expiring in 2024, Capital City Bank makes monthly lease payments to SIGP. Lease payments are adjusted periodically for inflation. Actual lease payments made by Capital City Bank to SIGP in 2010 amounted to $136,212. The terms of this lease are comparable to the terms we would have received if we had leased the property from a third party.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE PROCESS AND PROCEDURES

Scope of Authority

          The Compensation Committee has strategic and administrative responsibility for a broad range of issues, including reviewing, authorizing, and approving compensation to be paid to our executive officers, directors, and our senior management team. The Nominating Committee recommends to the Board, and the Board appoints, each member of the Compensation Committee. The Corporate Governance Committee has evaluated, and the Board has determined, that each member of the Compensation Committee is an independent director.

          The Compensation Committee’s policy is to review executive compensation, including incentive goals, at least annually. The Compensation Committee also periodically reviews benefits and perquisites, reviews and provides oversight of our compensation philosophy, serves as the administrative committee for our equity-based plans, and reviews stock ownership guidelines for our executive officers and directors.

Delegation of Authority

          The Compensation Committee’s charter permits the delegation of its authority to our Chief People Officer to administer compensation and benefits programs. In 2010, the Compensation Committee delegated the administration of all associate compensation, benefit and welfare plans to Bethany H. Corum, our Executive Vice President and Chief People Officer.

          None of the members of the Compensation Committee is an executive officer of a public company of which one of our executive officers is a director.

          Independent Consultants. In carrying out its responsibilities, the Compensation Committee evaluates the information and recommendations put forth by management and its independent advisors in making its decisions regarding executive compensation. The Compensation Committee’s decisions are made with the objective of

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providing fair, equitable and performance-based compensation to executives in a manner that is affordable and cost effective for our shareowners. In 2008, the Compensation Committee engaged Amalfi Consulting, LLC to conduct a review of senior management incentive plans with emphasis on the metrics used to measure performance. Amalfi Consulting was also engaged to review and recommend changes to the compensation philosophy. The Compensation Committee negotiated fees and established the parameters of the project. In 2010, the Compensation Committee did not engage any independent consultants.

Management’s Role

          The Compensation Committee sets compensation for the Chief Executive Officer based on data and recommendations provided by the Chief People Officer. In addition, the Compensation Committee reviews and approves the Chief Executive Officer’s recommendations for other executive officers’ compensation. In making these decisions, the Compensation Committee relies on information and recommendations provided by the Chief Executive Officer and Chief People Officer. The key elements of management’s role in determining compensation levels for our named executive officers (other than William G. Smith, Jr., our Chairman, President, and Chief Executive Officer) are as follows:

▪	Develop performance measures: Identify appropriate performance measures and recommend performance targets that are used to determine annual and long-term awards.

▪

Compile benchmark data: Management participates in compensation surveys through reputable third-party firms which are used to gather data on base salary, annual cash and long-term performance awards. In reviewing and setting 2010 senior management compensation, we used custom compensation profiles created by an independent consultant engaged by the Compensation Committee in 2008. For executive officers, we used peer group data published by SNL Financial. The Chief People Officer also provides historical compensation data for each position reviewed by the Compensation Committee.

▪

Develop compensation guidelines: Using the benchmark survey data and publicly disclosed compensation information as the foundation, management develops compensation guidelines for each executive position. These guidelines are provided to the CEO as the basis for his recommendations regarding individual compensation actions. In addition, executives are briefed on the guidelines established for their positions.

          The key members of management involved in the compensation process were Mr. Smith and Mrs. Corum. Mr. Smith was not present during the Compensation Committee’s deliberations regarding his own compensation. Mrs. Corum attends all meetings of the Compensation Committee to provide information to the Compensation Committee members and to take minutes of the meetings. At times, the Compensation Committee conducts executive sessions. Mrs. Corum is excused from all executive sessions and the Chairman of the Committee communicates any decisions for inclusion in minutes.

COMPENSATION RISK MANAGEMENT

          The Compensation Committee has assessed our compensation design, policies and practices to determine whether any risks arising from our compensation design, policies and practices are reasonably likely to have a material adverse effect on us. The compensation Committee has determined that our compensation policies and practices do not create such risks. In doing so, the Compensation Committee considered various features of our compensation policies and practices that discourage excessive risk taking, including but not limited to the following:

▪	Appropriate pay philosophy, peer group and other market comparability data, and market positioning to align with and support business objectives;

▪	Significant weighting toward long-term incentive compensation discourages short-term risk taking;

▪

Effective balance in the design of our compensation programs, including: (i) cash and equity pay mix, (ii) short- and longer-term performance focus, (iii)Company, division and individual performance focus and measurement, and (iv) financial and nonfinancial performance measurement together with top management and board discretion to manage pay appropriately; and

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   18

▪	Stock grant guidelines, stock ownership guidelines, and independent Compensation Committee oversight of our compensation policies and practices.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

          Compensation and Benefits Strategy. Our compensation strategy provides broad guidance on senior management compensation and more specifically on the compensation of the named executive officers. Our compensation objectives are to provide compensation programs that:

▪	Align compensation with shareowner value;

▪	Provide a direct and transparent link between the performance of the Company and pay for the CEO and senior management;

▪	Make wise use of our equity resources to ensure compatibility between senior management and shareowner interests;

▪	Align the interests through performance-based incentive plans of our executive officers with that of shareowners; and

▪	Award total compensation that is both reasonable and effective in attracting, motivating and retaining key associates.

          We believe that accomplishing corporate goals is essential for our continued success and sustained financial performance. Therefore, we believe that executive officer compensation should be largely at-risk and performance based. Specific targets and weightings used for establishing short-term and long-term performance goals are subject to change at the beginning of each measurement period, and are influenced by the Board’s desire to emphasize performance in certain areas. Each year, the Compensation Committee reviews and approves all executive officer performance-based goals.

          The compensation and benefits programs for our executives are designed with the goal of providing compensation that is fair, reasonable and competitive. The programs are intended to help us recruit and retain qualified executives, and provide rewards that are linked to performance while also aligning the interests of executives with those of our shareowners.

          Compensation Committee Activity in 2010. The Compensation Committee met six times in 2010, including two executive sessions with only the Compensation Committee members present. The chair of the Compensation Committee sets the meeting dates and agenda for the committee. During these meetings, the Compensation Committee:

▪

Held an executive session to discuss the 2009 performance of the Chief Executive Officer. In accordance with the Compensation Committee charter, Compensation Committee Chairman Cader Cox distributed an evaluation to all outside directors, and then collected and compiled the results of the evaluations. He presented the summarized and aggregated results for review by the Compensation Committee.

▪	Approved Mr. Smith’s 2010 base salary of $285,000 and target incentive of $296,250. Mr. Smith’s total compensation was unchanged over 2009 and remains at the same level as 2008 compensation.

▪	Approved the 2010 Stock-Based Incentive Plan, discussed in further detail on page 23.

▪

Reviewed and approved Capital City Bank President Thomas A. Barron’s 2010 base salary of $245,000 and target incentive of $239,000 and Chief Financial Officer J. Kimbrough Davis’s 2010 base salary of $239,000 and target incentive of $123,000. Mr. Barron’s and Mr. Davis’s total compensation remains unchanged from 2009 and remains at the same level as 2008 compensation.

19   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

▪	Reviewed total compensation for 11 senior managers, including a review of incentive plans and relative risk to the Company.

▪	Reviewed executive perquisites and found them to be reasonable.

▪	Reviewed stock ownership positions for all senior managers and directors.

▪	Reviewed and recommended minor changes to Director compensation for 2011.

▪	Discussed strategic compensation issues, including recent guidance issued by the Federal Reserve related to incentive compensation practices and the impact of the Dodd-Frank Act.

Compensation Philosophy

          In early 2009, the Compensation Committee, with Board approval, revised the compensation philosophy and set the following compensation objectives:

▪

Target base salaries for our senior executives at the 50th percentile of our selected peer group of banks unless an exemption is stated by the Compensation Committee due to performance, experience, or market demand;

▪

Position direct compensation (salary, cash and equity compensation) of our senior executives at the 75th percentile of our selected peer group of banks dependent upon our performance to attract top talent and to recognize exceptional performance for existing management;

▪	Target variable or pay for performance compensation to 30% or more of total compensation mix; and

▪	Continue, over time, the alignment of senior management’s interest with that of shareowners (the percentage of equity compensation should increase relative to total incentive compensation).

We discuss the composition of our peer group and our benchmarking practices in further detail below.

Executive Compensation Policy Decisions

          The Compensation Committee has adopted a number of policies to further the goals of our executive compensation program, particularly with respect to strengthening the alignment of our executives’ interests with our shareowners’ long-term interests. Further, the Compensation Committee believes the policies set forth below are effective based on the stability of our management team and our ability to attract talent from outside the Company.

          Stock Ownership Expectations. We maintain stock ownership expectations for all senior managers, including our executive officers. Under current guidelines, all senior managers are expected to own shares of our common stock equal in value to at least two times their annual base salary; Mr. Barron and Mr. Davis are expected to own shares of our common stock equal in value to at least three times their annual base salary; and Mr. Smith is expected to own shares of our common stock equal in value to at least five times his annual base salary. Compliance is expected within six years of becoming a senior manager or executive officer.

          The Compensation Committee has determined that as of December 31, 2010, all executive officers have met our share ownership expectations and all other senior managers covered by this program are making significant strides in meeting the ownership expectations.

          Stock Options. We ceased granting stock options in 2007.

          Prohibition on Repricing Stock Options. By the terms of the 2005 Associate Incentive Plan, which is the only plan we use to grant stock options, repricing stock options is prohibited without shareowner approval.

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          Employment Agreements and Severance Agreements. We believe the employment of our executive officers should remain “at will.” Therefore, none of our executive officers have employment agreements or severance agreements with us.

          We do not have clawback provisions in any compensation arrangement, nor do we consider past compensation in setting future compensation.

          Compensation Program Design

          Compensation Framework. We design our specific compensation elements based on the following:

▪	Performance: We believe that the best way to accomplish alignment of compensation plans with the participants’ interests is to link pay directly to individual and Company performance.

▪	Competitiveness: Compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for talent. Benefits programs are not based on performance.

▪	Cost: Compensation and benefit programs are designed to be cost-effective and affordable, ensuring that the interests of our shareowners are considered.

▪	Comparator Group: The relevant comparator group for compensation and benefits programs consists of commercial banks and thrifts with a geographic footprint or asset base similar to ours.

Specific Compensation Elements. Our executive compensation program is comprised of four discrete elements:

▪	Base salary

▪	Incentive compensation

▪	Benefits and perquisites

▪	Post-termination compensation and benefits

          Benchmarking. We use benchmarking as a method to understand what similar positions pay in similar organizations. In setting 2010 executive management compensation, we used SNL Financial’s 2009 Executive Compensation Review which provided a published peer group chosen based on their similarities to us relative to our asset size, performance, and markets served. The asset size ranged from $1.70 billion to $2.77 billion and averaged $2.35 billion as of December 31, 2008 (see chart below for peer group).

          Approximately 45% of the peer group includes institutions that serve the same geographic region as we do. A compensation study is one of the many tools we use to determine the level of compensation for our named executive officers.

          The compensation peer group is not identical to the peer group used to measure company performance, due to difficulty in gathering compensation data from nonpublic companies. Company performance data can be gathered from financial institution call reports for public and nonpublic financial institutions. However, many of the institutions represented on the compensation peer group are included in the Company performance peer group.

21   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

Financial Institutions

Bank of the Ozarks
CenterState Banks of Florida, Inc
City Holding Company
Green Bankshares
Great Florida Bank
Home Bancshares, Inc.
SCBT Financial Corp.
Seacoast Banking Corp.
TIB Financial Corp.
Virginia Commerce Bancorp

Discussion of Specific Compensation Elements

          Base Salary.

          In 2010, for the second consecutive year, we did not grant a base salary increase to any of our named executive officers. This decision was based on current economic trends in the financial industry, rather than performance of any of the named executive officers. Our compensation philosophy guideline to target a base salary in the 50th percentile or our peer group. We chose this percentile based on our philosophy that this level will attract and retain the talent necessary to achieve performance goals. Base salaries for the named executive officers are determined by assessing available competitive market data by position and the experience and performance of the individual. In 2010, Mr. Smith’s base compensation was 25% below the 50th percentile. His low base compensation is not reflective of his performance or experience level. It has been historically low and the Compensation Committee continues to place great emphasis on bringing Mr. Smith’s base salary in line with the stated objective. Mr. Barron’s base salary was at the 50th percentile and Mr. Davis’s base salary was 6.5% above the 50th percentile.

          Incentive Compensation.

          Each named executive officer has the opportunity to earn annual incentive compensation. The Compensation Committee believes a competitive compensation package will include incentive compensation divided between cash and equity awards. The equity component creates ownership in the Company and focuses attention on the Company’s performance. The Compensation Committee believes target incentive compensation equal to or greater than 30% of total compensation is sufficient to change behaviors relative to performance. As a result, we believe our total incentive-based compensation target of 30% of total compensation is appropriate.

          The target awards for incentive compensation are set relative to each executive’s cash compensation against the peer group. Mr. Smith’s base and cash incentive placed him 13.7% below the 75th percentile for total cash compensation. Mr. Barron and Mr. Davis’s base and cash incentive placed them at the 75th percentile for total cash compensation, relative to their respective peer groups. In 2010, Mr. Smith’s targeted incentive compensation was 51% of his total compensation, Mr. Barron’s was 49% and Mr. Davis’s was 34%. We believe the differences of potential impact each executive officer has on our performance warrants differences on how much compensation is at risk.

          Mr. Smith’s total target incentive compensation of $296,250 is comprised of 50% cash and 50% equity. Mr. Barron’s total target incentive compensation of $239,000 is comprised of 60% cash and 40% equity. Mr. Davis’s total target incentive compensation of $123,000 is comprised of 60% cash and 40% equity. The different target levels of compensation among the executive officers are designed to reflect the different levels of responsibility of our executive officers.

               Cash Incentives. Cash incentives for each of the named executive officers are based primarily on individual/divisional performance. The payout is determined on a percentage of the payouts of the executive officer’s direct reporting associates. There were no specific individual goals to be met. In 2010, Mr. Smith was eligible for a payout of $182,046 under his cash incentive plan, representing 122.9% of his target, but he chose to decline the award. Mr. Barron received a payout of $103,248, representing 72.09% of his target and Mr. Davis

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received a payout of $70,433, representing 95.18% of his target. The Compensation Committee has discretion to increase or decrease awards but has no plans to exercise this discretion.

               Stock-Based Incentive Plan. The Stock-Based Incentive Plan is a performance-based equity bonus plan in which selected members of management, including all named executive officers, are eligible to participate. The Stock-Based Incentive Plan is administered under our 2005 Associate Incentive Plan. It is our general policy to award cash awards to our executive officers for superior individual/divisional performance and equity awards for superior company performance.

          The Stock-Based Incentive Plan consists of performance shares, as well as a tax supplement bonus paid in cash, and is designed to align the economic interests of management with that of our shareowners.

          Under the Stock-Based Incentive Plan, all participants were eligible to earn an equity award tied to achievement of 2010 EPS of fifty-one (51) cents per share. The target EPS was set by the board of directors. Depending on performance, payouts under the plan could have ranged from 0% to 125%. Actual EPS of one (1) cent per share, the minimum performance, up to EPS of fifty (50) cents per share would have paid out at 25%. Actual EPS of fifty-one (51) cents per share would have paid out at 100%. Actual EPS exceeding fifty-one (51) cents per share would have paid out at the percentage that we exceeded the target goal up to 125%.

          In 2010, the named executive officers were eligible to receive the following shares:

Name	100% Payout	Maximum Payout	2010 Actual Payout

William G. Smith, Jr.	9,510	11,888	0

Thomas A. Barron	6,138	7,623	0

J. Kimbrough Davis	3,146	3,933	0

          The total economic value of the award for each named executive officer is set as a percentage of total incentive compensation. The total economic value of the award includes the value of eligible shares at 100% payout and an estimated tax supplement bonus of 31% of the value of the performance shares. The formula used a stock price of $11.89 to arrive at the number of performance shares. The price was derived based on the average high and lows of the previous 10 trading days from date of grant (February 16, 2010). This formula is set by the terms of the 2005 Associate Incentive Plan.

          Performance shares earned under the Stock-Based Incentive Plan are issued in the calendar quarter following the calendar year in which the shares were earned. Generally, any performance shares earned are awarded in February. Participants will also receive a cash payment equal to 31% of the market value of the performance shares at the time of issue as a tax supplement bonus. We believe it is appropriate to pay a tax supplement bonus because it allows the associate to retain all of the shares he or she receives, rather than having to sell a portion of the shares to satisfy any tax obligation. Having the associate retain shares supports our philosophy of ownership expectations, which aligns the interest of our officers with that of the shareowner.

          There was no payout earned under the 2010 Stock-Based Incentive Plan because the Company’s EPS for 2010 did not meet the minimum necessary for a payout.

               Long-term Incentive Plan - Compound Annual Growth Rate in Diluted EPS. Since January 2007, the Compensation Committee has awarded Mr. Smith performance shares as provided in the 2005 Associate Incentive Plan. This plan is designed to more closely correlate CEO compensation with the long-term growth of the Company. Pursuant to this plan, each year, we agree to award performance shares with an economic value equivalent ranging from $0 - $500,000, including a 31% tax supplement bonus. The target award of $250,000 is based on 10% compound annual growth rate in diluted earnings per share over a three-year period.

          No award is earned if actual performance is below a 7.5% compound annual growth rate in diluted earnings per share, the minimum performance level. A maximum award of $500,000 is earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level. Pro rata awards are granted when the Compounded annual growth rate of diluted EPS falls within the 7.5% to 12.5% range.

23   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

          Mr. Smith did not earn an award in 2010 because the compound annual growth rate in diluted earnings per share over the three year period using 2007 as the base year was less than 7.5%.

          Benefits and Perquisites.

               Determining Benefit Levels. Benefit levels are reviewed periodically to ensure that the plans and programs provided are competitive and cost-effective for us, and support our human capital needs. Benefit levels are not tied to company, business area or individual performance.

               Perquisites. We provide our named executive officers with perquisites that we believe are reasonable, competitive and consistent with our overall executive compensation program. The value of the perquisites for each named executive officer in the aggregate is less than $10,000.

               Health, Dental, Disability and Life Insurance Coverage. The core insurance package for our named executive officers and senior management team includes health, dental, disability and basic group life insurance coverage. Our named executives and senior management participate in these benefits on the same basis as our other associates.

               Paid Time-Off Benefits. We provide vacation and other paid holidays to all associates, including our named executive officers and senior management team, which are comparable to those provided at similarly sized financial institutions.

          Post-Termination Compensation and Benefits.

          We provide retirement benefits to named executive officers and senior management through a combination of qualified (under the Internal Revenue Code) and nonqualified plans.

               Retirement Plan. The Retirement Plan is a tax-qualified, noncontributory defined benefit plan intended to provide for an associate’s financial security in retirement. All full-time and part-time associates with 1,000 hours of service annually are eligible for the Retirement Plan.

               401(k) Plan. The 401(k) plan provides associates the opportunity to save for retirement on a tax-favored basis. We studied the overall competitiveness of our retirement benefits package and its long-term costs. To better align the retirement benefits package with associates’ preferences and recruitment needs, a decision was made to change the benefit design of the Retirement Plan and the 401(k) Plan. For associates hired after January 1, 2002, the pension benefit under the Retirement Plan was reduced and a 50% matching contribution was introduced into the 401(k) Plan. This change was intended to be cost-neutral. Executives may elect to participate in the 401(k) Plan on the same basis as our other similarly situated associates. No named executive officers are currently eligible for the company-sponsored match.

               Supplemental Executive Retirement Plan (SERP). Each of our named executive officers participates in our SERP, a nonqualified plan which provides benefits in excess of the Retirement Plan. The SERP is designed to restore a portion of the benefits Messrs. Smith, Barron, and Davis would otherwise receive under our Retirement Plan, if these benefits were not limited by U.S. tax laws. This more closely aligns the benefits of Messrs. Smith, Barron, and Davis with those of other Retirement Plan participants. We have no obligation to fund the SERP but accrue for our anticipated obligations under the SERP on an annual basis.

Impact of Regulatory Requirements

          Tax Deductibility of Compensation.

          Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a publicly traded company may deduct for compensation paid to an executive officer who is employed on the last day of the fiscal year. “Performance-based compensation” is excluded from this $1 million limitation. A compensation arrangement will not qualify as “performance-based compensation” if the payment to the executive is triggered by termination, whether that be by the company without cause or by the executive due to good reason or retirement. In general, our

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   24

policy is to provide compensation that we may fully deduct for income tax purposes. However, in order to maintain ongoing flexibility of our compensation programs, our Compensation Committee may from time to time approve annual compensation that exceeds the $1 million limitation. We recognize that the loss of the tax deduction may be unavoidable under these circumstances.

          Federal Reserve and FDIC Guidance.

          In June 2010, the Federal Reserve issued final comprehensive guidance regarding the manner in which banks and bank holding companies pay incentive compensation. In accordance with the final guidance, all banking organizations supervised by the Federal Reserve are required to review the incentive compensation arrangements of: senior executive officers and others responsible for oversight of company-wide activities or material business lines; individual employees, including nonexecutive employees, whose activities may expose the bank to material amounts of risk; and groups of employees who are subject to the same or similar incentive compensation arrangements and who, in the aggregate, may expose the bank to material amounts of risk. Our Compensation Committee has conducted a review to ensure that compensation is structured in a manner so as not to encourage excessive risk-taking.

          In February 2011, as a result of the Dodd-Frank Act, the Federal Deposit Insurance Corporation (“FDIC”) issued a draft of a proposed rule which, if adopted by all of the federal regulators (including the Federal Reserve Board), would affect incentive-based compensation for the Company’s executives. Any such proposed rule would likely be adopted by all federal banking regulators. The draft proposed rule would prohibit certain types of incentive-based compensation including (i) compensation which would be unreasonable or disproportionate to the individual’s services (excessive compensation) and (ii) compensation that would encourage inappropriate risk taking that could lead to a material loss. The Compensation Committee is monitoring the progress of the draft proposed rule.

Conclusion

          The Compensation Committee believes the philosophy and objectives set forth have allowed us to attract and retain talent needed to deliver above average shareowner return. We believe that by tying incentive-based pay to Company performance, behaviors are changed and management focus is placed on strategic objectives of the Company. This philosophy, along with the stock ownership expectations and current levels of ownership by our senior management, aligns the interests of management with that of shareowners. We believe our compensation philosophy and objectives have been successful in attracting and retaining qualified executives with capabilities that enable the Company to achieve or exceed its long-term performance targets.

COMPENSATION COMMITTEE REPORT

          We, as a Compensation Committee, have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K included in this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement.

2010 Compensation Committee

Cader B. Cox, III Chair
DuBose Ausley
J. Everitt Drew

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The following nonassociate directors were the members of the Compensation Committee of the Board of Directors during 2010: Cader B. Cox, III (Chairman), DuBose Ausley, and J. Everitt Drew. None of the members of

25   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

the Compensation Committee was an officer or an employee of ours or any of our subsidiaries in 2010. None of the members of the Compensation Committee was ever an officer of ours except Mr. Ausley, who was our Chairman from 1982 to 2002, but not our Chief Executive Officer or President. Mr. Ausley has not received a salary for serving as our Chairman since 1998. In addition, there were no “compensation committee interlocks” during 2010.

INFORMATION ABOUT EXECUTIVE COMPENSATION

Summary Compensation Table

          The following summary compensation table shows compensation information for our principal executive officer, principal financial officer, and our president (the only other executive officer whose total compensation exceeded $100,000) for the fiscal year ended December 31, 2010.

          We have no employment agreements with our named executive officers. None of the named executive officers were entitled to receive payments which would be characterized as “Bonus” payments for 2008 or 2010. Amounts listed under column (g), “Nonequity Incentive Plan Compensation” are determined by the Compensation Committee at its first meeting following the year in which the compensation is earned and paid to the executives shortly after such determination is made.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)

William G. Smith, Jr. Chairman, President, and Chief Executive Officer	2010	$285,000	$0	$0	$0	$182,046	$380,927	$1,118	$849,091
	2009	285,000	88,875	0	0	0	187,986	1,032	562,893
	2008	285,000	0	14,926	0	0	224,437	5,705	530,068

Thomas A. Barron President, Capital City Bank	2010	245,000	0	0	0	103,248	356,527	1,118	705,947
	2009	245,000	86,040	0	0	0	179,164	1,032	511,236
	2008	245,000	0	10,269	0	0	208,480	4,215	467,964

J. Kimbrough Davis Executive Vice President and Chief Financial Officer	2010	239,000	0	0	0	70,433	195,269	1,204	505,906
	2009	239,000	44,400	0	0	0	169,556	1,032	453,988
	2008	239,000	0	10,017	0	0	175,870	3,657	428,544

(1)

The amounts in column (e) reflect the grant date fair value of awards computed in accordance with FASB ASC Topic 718. Values for awards subject to performance conditions are computed based on the probable outcome of the performance condition as of the grant date for the award. A discussion of the assumptions used in calculating the award may be found in Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2010 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)

The amounts in column (g) reflect the cash awards to the named individuals under the Cash Bonus Plan, which is discussed in further detail on page 22 under the heading “Cash Incentives.” In 2009, the Cash Bonus Plan was discretionary and not plan-based, and therefore, the amounts in 2009 were listed under column (d). For Mr. Smith, awards were earned out at 122.9%, 60%, and 0%, of the target awards for 2010, 2009, and 2008, respectively. Mr. Smith declined his award in 2009 and 2010. For Mr. Barron, awards were paid out at 72.09%, 60%, and 0%, of the target awards for 2010, 2009, and 2008, respectively. For Mr. Davis, awards were paid out at 95.18%, 60%, and 0% of the target awards for 2010, 2009, and 2008, respectively.

(3)

The amounts in column (h) reflect the actuarial increase in the present value of the named executive officer’s benefits under all pension plans established by us determined using the assumptions consistent with those used in our financial statements, which are discussed in further detail on page 29 under the heading “Pension Benefits.”

(4)	The amount shown in column (i) reflects for each named executive officer the tax supplement bonus paid and life insurance premium.

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Grants of Plan-Based Awards in 2010

          As discussed in the Compensation Discussion and Analysis, cash bonus plan payouts and performance share units are granted only when we achieve Board approved established levels of performance.

			Estimated Possible Payouts Under Nonequity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards

(a) Name	Award Type	(b) Grant Date	(c) Threshold ($)	(d) Target ($)	(e) Maximum ($)	(f) Threshold (#)	(g) Target (#)	(h) Maximum (#)

William G. Smith, Jr.	Cash	N/A	$0	$148,125	$296,250	—	—	—
	Stock	2/16/10	—	—	—	2,378	9,510	11,888
	LTIP(1)	2/16/10	—	—	—	$0	$250,000	$500,000
Thomas A. Barron	Cash	N/A	0	143,400	286,800	—	—	—
	Stock	2/16/10	—	—	—	1,535	6,138	7,623
J. Kimbrough Davis	Cash	N/A	0	74,000	148,000	—	—	—
	Stock	2/16/10	—	—	—	787	3,146	3,933

(1) Represents the long-term incentive plan pursuant to which we award performance shares with an economic value equivalent ranging from $0 - $500,000, including a 31% tax supplement bonus. The target award of $250,000 is based on 10% compound annual growth rate in diluted earnings per share over a three-year period. The number of performance shares that can be earned is calculated based on the average high and lows of the previous ten (10) trading days from date of grant (February 16, 2010). The formula is set by the terms of the 2005 Associate Inventive Plan.

Outstanding Equity Awards at Fiscal Year-End 2010

          The following table provides information, for our executive officers named in the Summary Compensation Table, on stock option holdings at the end of 2010.

	Option Awards

			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
				Option Exercise Price ($)	Option Expiration Date
	Number of Securities Underlying Unexercised Options (#)

Name	Exercisable	Unexercisable

William G. Smith, Jr.	23,138	0	—	32.96	3/12/2014

	37,246	0	—	32.69	3/14/2015

Option Exercises

          There were no exercises of stock options by any of our named executive officers during the 2010 fiscal year.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

          The amount of compensation (if any) that is payable to our named executive officers upon termination of employment depends on the nature and circumstances under which employment is ended.

Change in Control

          In the event of a change in control, our named executive officers will be credited with an additional two years of credited service for purposes of computation of retirement benefits payable under the SERP. Accrued benefits based upon normal retirement are payable to the named executive officer upon a change in control. A “change in control” under the SERP means the sale of substantially all of our assets, a change in share ownership of greater than 50% within a 24-month period, or any other determination of change in control made by our Board of Directors.

27   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

          In the event of a change in control, our named executive officers would not receive any additional benefit under the qualified Retirement Plan but would have the same benefits as any associate who separates employment with the Company.

          In the event of a change in control, any stock options previously granted to one of our named executive officers under the 1996 or 2005 Associate Incentive Plans would become immediately vested. A “change in control” for purposes of the immediate vesting of options means an acquisition of 25% of our Common Stock by any “person” as defined in the Securities Exchange Act of 1934, or, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board, unless the election or the nomination for election by our shareowners of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period.

          We have no post-employment compensation programs designed to provide benefits upon our change in control, other than those discussed above.

Payments Upon Termination of Employment

          Voluntary Termination. If a named executive officer voluntarily resigns from our employment, no amounts are triggered under the Cash Bonus Plan or the Stock-Based Incentive Plan. The executive may be entitled to receive benefits from the Retirement Plan and the SERP to the extent those benefits have been earned under the provisions of the plans and the executive officer has met the vesting requirements of the plans. In addition, the executive would be entitled to receive any amounts voluntarily deferred (and the earnings on deferrals) under the 401(k) Plan.

          Early Retirement. As of December 31, 2010, Messrs. Smith, Barron, and Davis are eligible for early retirement as defined by the Retirement Plan and the SERP. As such, each may be entitled to receive benefits from the Retirement Plan and SERP to the extent those benefits have been earned under the provisions of the plans.

          Death. If a named executive officer dies while employed by us, the Retirement Plan and the SERP will provide benefits to heirs of the deceased executive. The benefits are of the same value as those provided for a voluntary termination or early retirement as applicable.

          Involuntary Termination with or without Cause. If a named executive officer’s employment is involuntarily terminated, the executive may be entitled to receive benefits from the Retirement Plan and the SERP to the extent those benefits have been earned under the provisions of the plans and the executive officer has met the vesting requirements of the plans. In addition, the executive would be entitled to receive any amounts voluntarily deferred (and the earnings on deferrals) under the 401(k) Plan.

          Disability. In the event that a named executive officer becomes disabled on a long-term basis, the executive officer’s employment by us would not necessarily terminate. Therefore, we do not disclose any such amounts in the table below. If a named executive officer becomes disabled under the terms of the Retirement Plan or the SERP, the executive will continue to accrue a retirement benefit until the earliest of recovery, death or retirement. This benefit cannot be paid as a lump sum distribution.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   28

Payment Tables

          The named executive officers would have received the following payments had he terminated on December 31, 2010 under the following triggering events:

Name	Compensation Components	Change in Control (1)	Voluntary Termination (1)	Early Retirement (1)	Death (1)	Disability (7)	Involuntary Termination (1)

	(a)	(b)	(c)	(d)	(e)	(f)	(g)

William G. Smith, Jr.	Retirement Plan	$1,651,409	$1,651,409	$1,651,409	$1,651,409	$16,250	$1,651,409

	SERP	1,493,435	1,493,435	1,493,435	1,493,435	—	1,493,435

Thomas A. Barron	Retirement Plan	1,905,820	1,905,820	1,905,820	1,905,820	16,250	1,905,820

	SERP	1,214,473	1,214,473	1,214,473	1,214,473	—	1,214,473

J. Kimbrough Davis	Retirement Plan	1,135,166	1,135,166	1,135,166	1,135,166	16,014	1,135,166

	SERP	689,155	282,207	282,207	282,207	—	282,207

(1)

Lump Sum. Lump sum payments are determined as of December 31, 2010 using the Retirement Plan’s applicable basis, namely, the mortality table found in Revenue Ruling 2008-85 and a three segment yield curve using rates specified in Revenue Notice 2009-96, which are 3.13% for the first 5 years, 5.07% for the next 15 years, and 5.5% thereafter. Under the Retirement Plan and the SERP, lump sum payments are triggered upon a change in control, voluntary termination, retirement, death, and involuntary termination. No further benefits would be payable after the lump sum payment is made.

(2)

Annuity Payments. In the event that a named executive officer becomes disabled on a long-term basis, the named executive officer would receive annuity payments beginning at age 65. These payments coordinate with our long-term disability program.

PENSION BENEFITS

Retirement Plan

          The key provisions of the Retirement Plan are as follows:

          Monthly Benefit. Participants with a vested benefit will be eligible to receive the following retirement benefits each month for the rest of their lives beginning at age 65:

▪	1.90% of final average monthly compensation multiplied by years of service after 1988 (limited to 30 years), plus

▪	0.40% of final average monthly compensation in excess of $2,000 multiplied by years of service after 1988 (generally limited to 30 years), plus

▪	the monthly benefit accrued as of December 31, 1988 updated for salary increases since 1988

          Total benefits are limited by the Internal Revenue Code. In 2010, the limit was $195,000 per year or $16,250 per month. Additional provisions may apply for participants who were hired after January 1, 2002 or who worked for a bank that we acquired.

          Final Average Monthly Compensation. The final average monthly compensation is the average of the highest five consecutive years of W-2 earnings (plus 401(k) deferrals). Compensation is limited to the limits described in the Internal Revenue Code, which was $245,000 per year (or $20,416 per month) for 2010.

          Beginning in 2008, the value of equity awarded under any of our incentive compensation plans has been included in the average monthly compensation.

          Vesting. Participants become vested after reaching five years of service.

29   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

          Early Retirement Benefits. Participants may elect to retire prior to their Normal Retirement Date.

                    Reduced Retirement: If participants are at least age 55 and have at least 15 years of service, then they may commence benefits early on a reduced basis. The monthly benefit will be calculated using the benefit formula described above, reduced 6.67% times the number of years (up to five) that the benefit commencement date precedes the normal retirement date, and 3.33% times any additional years (up to five).

                   Unreduced Retirement: If they are at least age 61 and have at least 30 years of service, then they may commence benefits early on an unreduced basis. The monthly benefit will be calculated using the benefit formula described above, reduced 6.67% times the number of years (up to five) that the benefit commencement date precedes the later of age 61 or 30 years of service, and 3.33% times any additional years (up to five).

          Form of Payment. Participants may receive their pension benefit as an annuity or as a lump sum.

SERP

          In general, the plan provisions for the SERP are identical to the provisions of the Retirement Plan, except the benefits are calculated without regard to the limits set by the Internal Revenue Code on compensation and benefits. The net benefit payable from the SERP is the difference between this gross benefit and the benefit payable by the Retirement Plan. The SERP limits gross benefits to 60% of final average monthly compensation. As a general rule, we do not grant extra years of service under the SERP. Exceptions may occur in limited instances such as a mid-career hire.

2010 Pension Benefit Table

          The following table shows the years of credited service, present value of the accumulated benefit for the named executive officers as of December 31, 2010, assuming payment at age 61, and payments made during the last fiscal year.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)

	Retirement Plan	32	$1,598,805	$0
William G. Smith, Jr.
	Supplemental Executive Retirement Plan	32	1,452,289	0

	Retirement Plan	36	1,812,578	0
Thomas A. Barron
	Supplemental Executive Retirement Plan	36	1,160,191	0

	Retirement Plan	29	1,422,754	0
J. Kimbrough Davis
	Supplemental Executive Retirement Plan	29	355,274	0

(1)

Because the pension amounts shown in the Summary Compensation Table and the Pension Benefits Table are projections of future retirement benefits, numerous assumptions must be applied. In general, the assumptions should be the same as those used to calculate the pension liabilities in accordance with U.S. GAAP on the measurement date, although the Security and Exchange Commission permits certain exceptions. The assumptions we use are described in Note 12 of our financial statements in the Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Security and Exchange Commission. As described in such note, the discount rate assumption is 5.55%. The accumulated benefit is based on service and W-2 earnings (plus 401(k) deferrals, as described above) considered by the plans for the period through December 31, 2010. We also assumed that for the Retirement Plan, 80% of participants would elect to receive a lump sum and 20% of participants would elect to receive an annuity. For the SERP, we assumed 100% of participants would elect a lump sum. We used a 5.55% interest rate for any lump sum payments. The post-retirement mortality assumption is based on the prescribed mortality assumption under IRC 430(h)(3)(A) using static tables with separate mortality for annuitants and nonannuitants. The changes in the pension values shown in the Summary Compensation Table are determined as the change in the values during the fiscal year (including the impact of changing assumptions from the prior fiscal year).

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   30

PROPOSAL NO. 2 – NONBINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

          We believe that our executive compensation program is designed to retain and motivate high-quality executive leadership with the talent to support the creation of long-term shareowner value. We have structured these plans such that significant elements of the total executive compensation package (cash and equity incentives) are “at risk” elements that provide both upside potential and downside risk, ensuring that management’s interests are aligned with those of shareowners.

          Shareowners are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation program.

          In accordance with recently adopted Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking for shareowners to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED.”

          Your vote is advisory and will not be binding upon our Board of Directors. The Compensation Committee of our Board of Directors, however, will take into account the outcome of the vote when considering future executive compensation arrangements.

     The Board of Directors unanimously recommends that the shareowners vote “FOR” the approval of the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the
Compensation Discussion and Analysis, compensation tables, and narrative discussion.

PROPOSAL NO. 3 – NONBINDING ADVISORY VOTE ON THE FREQUENCY OF A SHAREOWNER VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

          This proposal gives the Company’s shareowners the opportunity to vote, on an advisory basis, whether the frequency of a shareowner vote on the compensation of the named executive officers will be every one, two or three years. Shareowners may also abstain from voting on the frequency of a shareowner vote on executive compensation. Because the vote is advisory, it will not be binding upon the Company or its Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of a shareowner vote on executive compensation.

          After careful consideration, the Board of Directors has determined that having an advisory vote on the compensation of the named executive officers every three years is the best approach because an advisory vote occurring every three years will permit our shareowners to fully observe and evaluate the impact of any changes to our executive compensation philosophy and objectives which have occurred since the last advisory vote on executive compensation, including any changes in response to the outcome of a prior advisory vote on executive compensation.

          The Board of Directors unanimously recommends conducting a vote to approve the compensation of the named executive officers every 3 years.

          Note: Shareowners are not voting to approve or disapprove this recommendation. Shareowners are voting on setting the frequency of the shareowner advisory vote on executive compensation at every “3 YEARS,” as recommended by the Board of Directors, “2 YEARS,” “1 YEAR,” or you may “ABSTAIN.”

The Board of Directors unanimously recommends that the shareowners vote for a frequency of every “3 YEARS.”

31   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

PROPOSAL NO. 4 – VOTE ON ADOPTION OF THE 2011 DIRECTOR STOCK PURCHASE PLAN

          On February 24, 2011, the Board of Directors adopted the Capital City Bank Group, Inc. 2011 Director Stock Purchase Plan (the “Director Stock Plan”), subject to shareowner approval at the 2011 Annual Meeting of Shareowners. The Director Stock Plan will replace the current 2005 Director Stock Purchase Plan. If the Director Stock Plan is approved, no further grants will be made under the 2005 Director Stock Purchase Plan. If approved, the Director Stock Plan will be effective on April 26, 2011. The full text of the Director Stock Plan is attached as Appendix I to this Proxy Statement. The following summary of the major provisions of the Director Stock Plan is qualified, in its entirety, by reference to the Director Stock Plan as set forth in Appendix I.

Purpose

          The purpose of the Director Stock Plan is to provide certain eligible directors of the Company and its designated subsidiaries with the ability to apply all or a portion of their annual retainer and monthly fees received from serving as directors to purchase Common Stock of the Company at a ten percent (10%) discount from fair market value. As of January 31, 2011, approximately 171 directors were eligible to participate in the Director Stock Plan. The committee appointed by the Board in accordance with the Director Stock Plan (the “Director Plan Committee”) has the discretion to change the purchase price, subject to IRS limitation.

          The Board believes that the Director Stock Plan will encourage increased common stock ownership by the eligible directors, thereby promoting long-term shareowner value by strengthening the directors’ commitment to the welfare of the Company.

Administration

          The Director Plan Committee will administer the Director Stock Plan. The Director Stock Plan provides that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act, the Director Plan Committee shall be comprised solely of two or more nonemployee Directors, as defined in Rule 16b-3(b)(3)(i) under the Securities Exchange Act.

          Subject to the Director Stock Plan’s terms and conditions, the Director Plan Committee shall have the authority to establish, adopt, or revise such rules and regulations and to make all determinations relating to the administration of the Director Stock Plan. The Director Plan Committee’s decisions with respect to the Director Stock Plan are final and binding upon all parties.

Shares Subject to Director Stock Plan

          Under the terms of the Director Stock Plan, the shares of the Company’s common stock purchased by participants will be purchased directly from the Company. The maximum number of shares of common stock available under the Director Stock Plan is 150,000 shares. However, unless the Director Plan Committee specifically determines otherwise, the aggregate number of shares of common stock available under the Director Stock Plan shall be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the Common Stock. Shares purchased from the Company will be authorized but unissued shares.

Stock Purchase Rights

          Members of the Board of Directors of the Company (including community and advisory directors) or its subsidiaries who receive annual retainers, monthly fees or committee meeting fees for serving as directors are eligible to participate in the Director Stock Plan. Under the Director Stock Plan, a director may purchase common stock in one of two ways. Under the first method (Option A), during the first fifteen (15) days of each calendar year (beginning on January 1), a director may elect in writing to have all or a portion of his director fees earned in the preceding year applied to the purchase of common stock. The purchase price per share for such common stock is 90% of the common stock’s Option A Fair Market Value on the purchase date.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   32

          Under the second method (Option B), during the month of December, a director may elect to have all, one-half, or none of his or her director fees to be earned in the upcoming calendar year applied to the purchase of common stock. Under the second method, the purchase price per share for common stock is 90% of the common stock’s Option B Fair Market Value determined on the last trading day of the month in which each Board or committee meeting occurred. The purchased stock is issued at such intervals as determined by the Director Plan Committee from time to time.

Amendment or Termination

          The Director Plan Committee may generally amend any provision of the Director Stock Plan, provided that the Director Plan Committee may not materially amend the Director Stock Plan without shareowner approval. A material amendment includes (but is not limited to): materially increasing the number of shares of common stock to be issued under the Director Stock Plan (other than a recapitalization adjustment or an adjustment to reflect a change in applicable law); materially increasing benefits to participants; materially increasing the class of persons eligible to participate in the Director Stock Plan; or expanding the types of awards provided under the Director Stock Plan. With certain exceptions, no amendment in the Director Stock Plan may be made that would adversely affect any participant, without the consent of such participant.

          The Director Plan Committee shall have the right to terminate the Director Stock Plan at any time, provided that, without the consent of an affected participant, such termination may not adversely affect a participant in the plan.

Federal Income Tax Consequences

          The following discussion summarizes the material federal income tax consequences of participation in the Director Stock Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular director. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign tax consequences.

          Under current law, the Company believes that the following federal income tax consequences would generally result under the Director Stock Plan. A director would generally include in his or her gross income any director fees received in connection with his or her directorship in the year such fee is paid. In addition, upon the purchase of the common stock at a discount under the Director Stock Plan, the director would recognize ordinary income in an amount equal to the excess of the fair market value of the common stock at the time of purchase over the amount the director pays for the common stock. The director’s basis in the acquired common stock would equal the amount he or she paid for such stock plus any income he recognized upon such acquisition. Where ordinary income is recognized by a participant in connection with acquisition of common stock purchased under the Director Stock Plan, the Company would be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

New Plan Benefits

          Because benefits under the Director Stock Plan will depend on directors’ elections to participate and the fair market value of our Common Stock at various future dates, it is not possible to determine the benefits that will be received by our directors if the Director Stock Plan is approved by the shareowners. Associates are not eligible to participate in the Director Stock Plan

Required Vote

          The Director Stock Plan must be approved by a majority of the votes represented in person or by written proxy and voted at the Annual Meeting of Shareowners

The Board of Directors unanimously recommends that the shareowners vote “FOR” the approval of the 2011 Director Stock Purchase Plan.

33   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

PROPOSAL NO. 5 – VOTE ON ADOPTION OF THE 2011 ASSOCIATE STOCK PURCHASE PLAN

          On February 24, 2011, the Board of Directors adopted the Capital City Bank Group, Inc. 2011 Associate Stock Purchase Plan (the “Associate Stock Plan”), subject to shareowner approval at the 2011 Annual Meeting of Shareowners. The Associate Stock Plan will replace the current 2005 Associate Stock Purchase Plan. If the Associate Stock Plan is approved, no further grants will be made under the 2005 Associate Stock Purchase Plan. If the shareowners approve the Associate Stock Plan, then its effective date will be April 26, 2011. The full text of the Associate Stock Plan is attached as Appendix II to this Proxy Statement. The following summary of the major provisions of the Associate Stock Plan is qualified, in its entirety, by reference to the Associate Stock Plan as set forth in Appendix II.

Purpose

          The purpose of the Associate Stock Plan is to provide associates of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions or other contributions. As of January 31, 2001, we had approximately 950 associates who are eligible to participate in the Associate Stock Plan. It is the intention of the Company to have the Associate Stock Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code. The provisions of the Associate Stock Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Internal Revenue Code. Under the Associate Stock Plan, the Company will sell shares to participants at a price equal to 90% of the Fair Market Value of the common stock at the beginning or end of a subscription period, whichever is less. The committee appointed by the Board in accordance with the Associate Stock Plan (the “Associate Plan Committee”) has the discretion to change the purchase price, subject to IRS limitation. The Board of Directors believes that the Associate Stock Plan will encourage broader stock ownership by associates of the Company and thereby provide an incentive for nonexecutive associates to contribute to the profitability and success of the Company. In particular, the Board intends the Associate Stock Plan to offer a convenient means for such associates who might not otherwise own common stock in the Company to purchase and hold common stock, and that the discounted sale feature of the Associate Stock Plan provides a meaningful inducement to participate. The Board believes that associates’ continuing economic interest, as shareowners, in the performance and success of the Company will enhance the entrepreneurial spirit of the Company, which can greatly contribute to the long-term growth and profitability of the Company.

Administration

          The Board shall appoint the Associate Plan Committee to administer the Associate Stock Plan. The Associate Stock Plan provides that, to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act, the Associate Plan Committee shall be comprised solely of two or more nonemployee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act. Although members of the Board (who are also “associates” of the Company) are allowed to participate in the Associate Stock Plan, no member of the Associate Plan Committee may participate in the Associate Stock Plan, and members of the Board of Directors who are eligible to participate in the Associate Stock Plan may not vote on any matter affecting the administration of the Associate Stock Plan or the grant of any option pursuant to the Associate Stock Plan.

          Subject to the Associate Stock Plan’s terms and conditions, the Associate Plan Committee shall have full and discretionary authority to construe, interpret, and apply the terms of the Associate Stock Plan, to determine eligibility and to adjudicate all disputed claims filed under the Associate Stock Plan. Every finding, decision, and determination made by the Associate Plan Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Shares Subject to Associate Stock Plan

          Under the terms of the Associate Stock Plan, the shares of the Company’s common stock purchased by participants will be purchased directly from the Company. The maximum number of shares of common stock that shall be made available under the Associate Stock Plan shall be 593,750 shares. However, unless the Associate Plan Committee specifically determined otherwise, the maximum number of shares available under the Associate Stock Plan may be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution,

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   34

recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the common stock. Shares purchased from the Company will be authorized but unissued shares.

Stock Option Rights

          Any associate of the Company will be eligible to participate in the Associate Stock Plan, except any associate who owns 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary. An eligible associate may enroll for any six-month offering period, commencing January 1 and July 1 of each year, by filing an enrollment form with the Company at least fifteen (15) business days prior to the commencement of the offering period. If the Associate Stock Plan is approved by the Company’s shareowners at the 2011 Annual Meeting, the initial subscription period will begin on or after July 1, 2011. After initial enrollment in the Associate Stock Plan, the associate will be automatically re-enrolled in the Associate Stock Plan for subsequent subscription periods unless he or she files a notice of withdrawal before such subscription period begins, terminates employment, or otherwise becomes ineligible to participate.

          Upon enrollment in the Associate Stock Plan, the associate must elect a rate at which he or she will make payroll contributions for the purchase of common stock. An associate generally may elect to make contributions in an amount expressed as whole percentage of such associate’s earnings or as a fixed dollar amount per pay period, although an associate’s contributions will be adjusted downward or refunded to the extent necessary to ensure that he or she will not purchase during any offering period common stock that has a fair market value, as of the beginning of the offering period, in excess of $25,000 per year. All associate contributions will be made by means of direct payroll deduction or, if permitted by the Associate Plan Committee, by supplemental contribution. The contribution rate elected by a participant will continue in effect until modified by the participant. The contributions of an associate will be credited to an account maintained by the Company on behalf of such associate.

          Pursuant to the above method, shares of the Company’s common stock will be purchased from the Company on a given purchase date in the aggregate for all accounts under the Associate Stock Plan. Shares purchased will be credited to the accounts maintained under the Associate Stock Plan for each participant based upon the average cost of all shares purchased. No interest will be credited on contributions pending investment in common stock. Participants will have the exclusive right to vote or direct the voting of shares credited to their accounts, and will be permitted to withdraw, transfer, or sell their shares without restriction. Participants’ rights under the Associate Stock Plan are nontransferable except pursuant to the laws of descent and distribution.

Costs and Expenses

          The Company will pay costs and expenses incurred in the administration of the Associate Stock Plan and maintenance of accounts. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals or share certificates and other specified services. The Company will be responsible for furnishing account statements to participants.

Amendment or Termination

          A participant’s enrollment in the Associate Stock Plan may be terminated at any time, effective for payroll periods or subscription periods beginning after the filing of a notice of termination of enrollment. Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries. Upon termination of enrollment, cash amounts resulting from previous contributions will be repaid to the participant. A participant may reduce contributions to the Associate Stock Plan for future offering periods without thereby terminating enrollment.

          Shareowner approval must be sought for changes that require shareowner approval under Section 423 of the Internal Revenue Code. With certain exceptions, no amendment may be made that would change any option previously granted if such a change would adversely affect any participant.

          The Associate Plan Committee shall have the right to terminate the Associate Stock Plan at any time, provided that without the consent of an affected participant no such termination may adversely affect options previously granted, except that an offering period may be terminated by the Associate Plan Committee on any exercise date if

35   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

the Associate Plan Committee determines that the termination of the Associate Stock Plan is in the best interests of the Company and its stockholders.

Federal Income Tax Consequences

          Under current law, the Company believes that the following federal income tax consequences would generally result under the Associate Stock Plan. Rights to purchase shares under the Associate Stock Plan are intended to constitute “options” issued pursuant to an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Internal Revenue Code:

(1)

No taxable income results to the participants upon the grant of an option to purchase or upon the purchase of shares for his or her account under the Associate Stock Plan (although the amount of a participant’s contributions under the Associate Stock Plan will be taxable as ordinary income to the participant).

(2)

If the participant disposes of shares less than two years after the first day of a subscription period with respect to which he or she purchased the shares, or for one year after the date of purchase, then at that time the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the purchase price of the shares.

(3)

If the participant holds the shares for at least two years after the first day of an offering period with respect to which he or she purchased the shares, or within one year after the date of purchase, then at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the first day of the offering period minus the purchase price of the shares; or (ii) the fair market value of the shares on the date of disposition minus the purchase price of the shares.

(4)

In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the common stock and the participant’s basis in the common stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5)

If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of common stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

          The foregoing provides only a general description of the application of federal income tax laws to the Associate Stock Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Due to the complexities of the tax laws, participants are encouraged to consult a tax advisor regarding their individual circumstances.

New Plan Benefits

          Because benefits under the Associate Stock Plan will depend on associates’ elections to participate and the fair market value of our Common Stock at various future dates, it is not possible to determine the benefits that will be received by our executive officers and other associates if the Associate Stock Plan is approved by the shareowners. Non-associate directors are not eligible to participate in the Associate Stock Plan.

Required Vote

          The Associate Stock Plan must be approved by a majority of the votes represented in person or by written proxy and voted at the Annual Meeting.

The Board of Directors unanimously recommends that the shareowners vote “FOR” the approval of the 2011 Associate Stock Purchase Plan.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   36

PROPOSAL NO. 6 – VOTE ON ADOPTION OF THE 2011 ASSOCIATE INCENTIVE PLAN

          On February 25, 2011, the Board of Directors adopted the Capital City Bank Group, Inc. 2011 Associate Incentive Plan (the “Incentive Plan”), subject to shareowner approval at the 2011 Annual Meeting of Shareowners. The Incentive Plan will replace the current 2005 Associate Incentive Plan. If the Incentive Plan is approved, no further grants will be made under the 2005 Associate Incentive Plan. If the shareowners approve the Incentive Plan, then its effective date will be April 26, 2011. The full text of the Incentive Plan is attached as Appendix III to this Proxy Statement. The following summary of the major provisions of the Incentive Plan is qualified, in its entirety, by reference to the Incentive Plan as set forth in Appendix III.

Purpose and Administration

          Pursuant to the Incentive Plan, key employees of the Company and its subsidiaries, who have been selected as participants, and directors are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, stock appreciation rights, restricted stock awards, performance units and phantom stock, and awards consisting of combinations of such incentives. As of January 31, 2011, approximately 1,121 associates and directors were eligible to participate in the Incentive Plan. The Incentive Plan is administered by a committee of the Board of Directors (the “Incentive Plan Committee”). The Incentive Plan provides that, to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, the Incentive Plan Committee shall be comprised solely of two or more nonemployee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act. The Incentive Plan Committee shall have the authority, subject to the provisions of the Incentive Plan, to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Incentive Plan as it may deem necessary or advisable for the administration of the Incentive Plan.

          Subject to the provisions of the Incentive Plan, the Incentive Plan Committee has sole discretionary authority to interpret the Incentive Plan and to determine the type of awards to grant, when, if, and to whom awards are granted, the number of shares covered by each award and the terms and conditions of the award. The term of the Incentive Plan is 10 years from the effective date, after which no further securities may be granted thereunder.

          Options granted under the Incentive Plan may be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, or nonqualified stock options (“NQSOs”). The exercise price of the options is determined by the Incentive Plan Committee when the options are granted, subject to a minimum price of the fair market value of the common stock on the date of grant. In the discretion of the Incentive Plan Committee, the option exercise price may be paid in cash or in shares of stock or other property having a fair market value on the date of exercise equal to the option exercise price, or by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.

          A stock appreciation right granted under the Incentive Plan as an alternative or a supplement to a related stock option will entitle its holder to be paid an amount equal to the fair market value of the common stock subject to the stock appreciation right as of an appreciation date selected by the holder of the stock appreciation right, less the exercise price of the related stock option, if any, or such other price as the Incentive Plan Committee may determine at the time of the grant of the stock appreciation right (which may not be less than the fair market value of one share of common stock on the date of grant). Restricted stock will be issued to the recipient at the time the award is granted, but will be subject to forfeiture in the event continued employment and/or other restrictions and conditions established by the Incentive Plan Committee at the time the award is granted are not satisfied. A performance share or phantom stock award will provide for the future payment of cash or the issuance of shares of common stock to the recipient if continued employment or other performance objectives established by the Incentive Plan Committee at the time of grant are attained. Performance share awards may, in the discretion of the Incentive Plan Committee, be settled in cash, on each date on which shares of common stock covered by the awards would otherwise have been delivered or become unrestricted, in an amount equal to the fair market value of such shares on such date.

          The Incentive Plan also provides that in the event of a change in control, any incentive stock options, NQSOs or stock appreciation rights granted to a participant shall become immediately exercisable with respect to all of the shares subject to such options or stock appreciation rights. Moreover, as to any phantom stock units or other restricted stock awarded under the Incentive Plan, the period in which certain transferability and other restrictions,

37   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

as set forth in the Incentive Plan, apply shall expire immediately with respect to all of the phantom stock units or shares of restricted stock. The exercise of incentive stock options following a change in control will be subject to a $100,000 limitation under the Incentive Plan or any other similar plan of the Company.

          The Company has limited the aggregate number of shares of common stock to be awarded under the Incentive Plan to 875,000 shares. However, unless the Incentive Plan Committee specifically determined otherwise, the maximum number of shares available under the Incentive Stock Plan and the awards granted under the Incentive Stock Plan will be subject to appropriate adjustment in the case of any stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, exchanges or other changes in capitalization affecting the common stock.

Federal Income Tax Consequences

          The following discussion summarizes the material federal income tax consequences of participation in the Incentive Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local, or foreign tax consequences.

          The following does not purport to be a complete description of the federal income tax aspects of the incentive stock options, NQSOs, stock appreciation rights, performance shares, restricted stock or phantom stock units granted under the Incentive Plan, and each participant in the Incentive Plan should consult his or her own tax advisor. The Incentive Plan is not a qualified plan within the meaning of Section 401(a) of the Internal Revenue Code.

          Incentive Stock Options.

          Under Section 422 of the Internal Revenue Code, an employee of the Company or any of its subsidiaries will not recognize any taxable income at the time of the grant of an incentive stock option under the Incentive Plan. Similarly, participants will not recognize any taxable income on the exercise of an incentive stock option granted under the Incentive Plan if the option price is paid in cash or common stock of the same class as that being purchased. If the Incentive Plan Committee authorizes, and a participant elects, to pay the option price with appreciated property other than common stock, the participant would recognize taxable income to the extent the fair market value of such property exceeds the participant’s basis in such appreciated property. The amount by which the fair market value of common stock acquired upon exercise of an incentive stock option exceeds the option price will constitute an item of adjustment for purposes of computing alternative minimum taxable income.

          The tax treatment of the disposition of common stock acquired by exercise of an incentive stock option depends upon whether the participant disposes of such common stock within the statutory holding period for incentive stock option stock. The holding period for incentive stock option stock is the later of two years from the date of the grant of the incentive stock option or one year from the exercise of such option. If a participant disposes of incentive stock option stock after the close of the statutory holding period, he or she will recognize capital gain income equal to the difference between the amount received on such disposition and his or her basis in the transferred common stock. A participant’s basis in common stock acquired by exercise of an incentive stock option is generally equal to the option price.

          If a participant disposes of common stock acquired by exercise of an incentive stock option within the statutory holding period, a so-called “disqualifying disposition,” the participant will recognize ordinary income equal to the difference between the option price and the fair market value of the common stock as of the date an incentive stock option was exercised. Ordinary income recognized on a disqualifying disposition is added to a participant’s basis in the common stock and amounts realized on the disposition in excess of such sum will be recognized as capital gain income.

          The Company will be entitled to a deduction for compensation with respect to an incentive stock option only if and when a participant recognizes ordinary income from a disqualifying disposition.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   38

          Nonqualified Stock Options.

          The grant of an NQSO will have no immediate tax consequences to the Company or the participant. Common stock received on the exercise of an NQSO which is either transferable or not subject to a substantial risk of forfeiture will cause the participant to recognize ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the stock at the time of exercise (determined without regard to any restriction other than a restriction that by its terms will never lapse) over the exercise price for such common stock. The holding period of common stock received on the exercise of a NQSO will commence as of the date of exercise. Except as provided below, it is not contemplated that the Company will issue or deliver common stock that is nontransferable or subject to a substantial risk of forfeiture.

          Where ordinary income is recognized by a participant in connection with common stock received on the exercise of an NQSO, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. The Company will be entitled to the deduction in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes such income. The Company is entitled to the deduction only if and to the extent the Company withholds tax from the participant’s award corresponding to the ordinary income recognized by the participant upon exercise of an NQSO. The Incentive Plan Committee may permit a participant to elect to have a portion of the common stock deliverable upon exercise of an option withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time of exercise. A participant’s basis in common stock acquired by exercise of an NQSO is generally equal to the option price plus the compensation income recognized upon exercise.

          Stock Appreciation Rights.

          A stock appreciation right is a contractual right which entitles a participant to an amount equal to the excess, if any, of the fair market value of one share of common stock on the appreciation date over the option price, in the case of a stock appreciation right granted in connection with an option, or the fair market value of one share of common stock on the date of grant, in the case of a stock appreciation right granted independent of an option. The Company may pay such excess in cash, in shares of common stock valued at fair market value, or any combination thereof. Fractional shares will be paid in cash. Stock appreciation rights may become exercisable in accordance with a vesting schedule as determined by the Incentive Plan Committee.

          The grant of a stock appreciation right will have no immediate tax consequences to the participant or the Company. If cash is given upon exercise of a stock appreciation right, the award will be treated as additional compensation income to the participant upon receipt. If the Company issues common stock upon the exercise of a stock appreciation right and such common stock is either transferable or not subject to a substantial risk of forfeiture, the participant will recognize compensation income upon receipt equal to the fair market value of the common stock. It is not contemplated that the Company will, upon the exercise of a stock appreciation right, issue or deliver common stock that is nontransferable or subject to a substantial risk of forfeiture.

          Where ordinary income is recognized by a participant in connection with the exercise of a stock appreciation right, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. The Company will be entitled to the deduction in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the exercise of a stock appreciation right. If the Company issues common stock upon the exercise of a stock appreciation right, the Incentive Plan Committee may permit a participant to elect to have a portion of the common stock deliverable upon exercise of an option withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time of exercise.

          The holding period for determining whether capital gain or loss on the subsequent sale or exchange of the common stock awarded upon exercise of a stock appreciation right is long-term or short-term capital gain or loss will commence at the date of exercise.

          Performance Shares.

          Performance shares may be awarded to participants based upon the degree to which certain objective performance goals, as established by the Incentive Plan Committee, are attained. The amount earned with respect to

39   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

an award of performance shares will usually be payable in common stock based upon the fair market value of such stock on the valuation date. The Incentive Plan Committee may, however, vary the composition of a performance share award at its discretion.

          If a performance share award is paid in cash, the award will be treated as additional compensation income to the participant upon receipt. If the Company issues common stock in payment of a performance share award and such common stock is either transferable or not subject to a substantial risk of forfeiture, the participant will recognize compensation income upon receipt of the common stock equal to the fair market value of the common stock. It is not contemplated that the Company will, upon payment of a performance share award, issue common stock that is nontransferable or subject to a substantial risk of forfeiture.

          The Company will be entitled to a deduction in an amount equal to the performance share award in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the receipt of a performance share award. If the Company issues common stock in payment of a performance share award, the Incentive Plan Committee may permit a participant to elect to have a portion of the common stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the performance shares are awarded.

          The holding period for determining whether capital gain or loss on the subsequent sale or exchange of common stock received as a performance share award is long-term or short-term capital gain or loss will commence at the date of issue.

          Restricted Stock Awards.

          The Company may grant participants awards of restricted stock and establish the periods of restriction applicable thereto. Restricted stock will be nontransferable and subject to forfeiture upon termination of employment for any reason prior to the date such awards become vested in accordance with their terms. Participants will be entitled to dividends payable with respect to restricted stock, even during the restricted period, without risk of forfeiture although the Company may withhold payment of the dividends until the expiration of the restricted period. Any dividends on restricted stock so withheld may accrue interest at a rate and subject to such terms as determined by the Incentive Plan Committee. The purchase price of restricted stock will be an amount equal to the aggregate par value of such shares and will be payable within 60 days following the making of the award.

          Participants will recognize compensation income equal to dividends payable with respect to restricted stock during the restricted period. Dividends payable with respect to restricted stock following expiration of the restricted period shall be recognized as ordinary dividend income. Participants will recognize compensation income in an amount equal to the excess of the fair market value of restricted stock awarded to a participant over the amount paid, if any, for such shares as and when the restricted stock becomes either freely transferable or free of any risk of forfeiture.

          The Company will be entitled to a deduction in an amount equal to the amount recognized as compensation income by a participant in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the receipt of the receipt of restricted stock. The Incentive Plan Committee may permit a participant to elect to have a portion of the restricted stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the restricted stock is included in a participant’s income.

          Phantom Stock Units.

          The Company may issue participants phantom stock unit awards upon terms and conditions established by the Incentive Plan Committee from time to time. A phantom stock unit entitles the holder of such a unit to a hypothetical equivalent of one share of common stock granted in connection with an Incentive Plan award or deferred performance share award. Phantom stock unit awards will be nontransferable and subject to forfeiture if employment is terminated for any reason before such awards become vested in accordance with their terms. The Incentive Plan Committee, in its sole discretion, shall determine whether dividends payable with respect to phantom stock units during the restricted period will be withheld by the Company and subject to forfeiture in accordance with the vesting schedule generally applicable to phantom stock units. Upon expiration of the restricted period with

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   40

respect to any phantom stock units covered by a phantom stock unit award, the Company shall deliver to the participant or his or her beneficiary, without charge, one share of common stock for each phantom stock unit which has not then been forfeited and cash equal to any dividend equivalents credited with respect to such vested unit and interest, if any, thereon.

          The award of a phantom stock unit, and the crediting of forfeitable dividend equivalents and interest thereon, will have no immediate tax consequences to the participant or the Company. The delivery of common stock, dividend equivalents and interest thereon with respect to fully vested phantom stock units will generate taxable compensation income to a participant in an amount equal to the fair market value of the common stock, if the stock is either freely transferable or not subject to a risk of forfeiture, and the cash, if any, awarded to the participant. It is not contemplated that the Company will issue or deliver stock that is nontransferable or subject to a substantial risk of forfeiture.

          The Company will be entitled to a deduction in an amount equal to the amount recognized as compensation income by a participant in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the receipt of common stock and cash for fully vested phantom stock units. The Incentive Plan Committee may permit a participant to elect to have a portion of the common stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the award is included in a participant’s income.

Section 162(m) of the Internal Revenue Code

          Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” during its taxable year to the extent that such compensation exceeds $1,000,000. “Covered employees” are a company’s chief executive officer on the last day of the taxable year and any other individual whose compensation is required to be reported to shareowners in the Company’s proxy statement under the Securities Exchange Act of 1934 by reason of such employee being among the four highest compensated officers for the taxable year (other than the chief executive officer). Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is comprised solely of two or more “outside directors,” is not considered in determining whether a “covered employee’s” compensation exceeds $1,000,000. It is intended that certain awards under the Incentive Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

New Plan Benefits

          The amount of awards payable under the Associate Incentive Plan, if any, to any participant is not determinable as awards have not yet been determined under the Associate Incentive Plan. Participation in the Associate Incentive Plan does not guarantee the payment of an award, and all awards under the Associate Incentive Plan are discretionary and subject to approval by our Chief Executive Officer or the Compensation Committee, as described above.

Required Vote

          The Incentive Plan must be approved by a majority of the votes represented in person or by written proxy and voted at the Annual Meeting of Shareowners.

The Board of Directors unanimously recommends that the shareowners vote “FOR” the approval of the 2011 Associate Incentive Plan.

41   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

Equity Compensation Plan Information

          Our 2005 Associate Incentive Plan, 2005 Associate Stock Purchase Plan, and 2005 Director Stock Purchase Plan were approved by our shareowners. The following table provides certain information regarding our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)
Equity Compensation Plans Approved by Securities Holders	60,384(1)	$32.79	1,257,634(2)

Equity Compensation Plans Not Approved by Securities Holders	—	—	—

Total	60,384	$32.79	1,257,634

(1)	Includes 60,384 shares that may be issued upon exercise of outstanding options under the terminated 1996 Associate Incentive Plan.

(2)

Consists of 807,978 shares available for issuance under our 2005 Associate Incentive Plan, 440,678 shares available for issuance under our 2005 Associate Stock Purchase Plan, and 8,978 shares available for issuance under our 2005 Director Stock Purchase Plan. Of these plans, the only plan under which options may be granted in the future is our 2005 Associate Incentive Plan. These three plans will be replaced by the 2011 Associate Incentive Plan, 2011 Director Stock Purchase Plan, and the 2011 Associate Stock Purchase Plan, provided that the shareowners approve these plans at the Annual Meeting.

          For additional information about our equity compensation plans, see Stock Based Compensation in Note 11 in the Notes to the Consolidated Financial Statements.

AUDIT COMMITTEE REPORT

          The Audit Committee, which operates under a written charter adopted by the Board of Directors, monitors the Company’s financial reporting process on behalf of the Board of Directors. This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during 2010 and particularly with regard to the Company’s audited consolidated statements of financial condition as of December 31, 2010 and 2009, and the related statements of income, changes in shareowners’ equity, and cash flows for each of the years in the three-year period ended December 31, 2010.

          The Audit Committee believes that it has taken the actions necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

          The Audit Committee also reviewed with Ernst & Young their judgments as to quality (rather than just the acceptability) of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, as amended by the Public Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee discussed with Ernst & Young, the auditor’s independence from management and the Company, including the written disclosures, letter, and other matters required of Ernst & Young by the Public Company Accounting Oversight Board.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   42

          Additionally, the Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

2010 Audit Committee:

Frederick Carroll, III, Chairman
J. Everitt Drew
John K. Humphress
Henry Lewis III

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these Acts.

PROPOSAL NO. 7 - RATIFICATION OF AUDITORS

Appointment of Auditor

          Our Audit Committee appointed Ernst & Young LLP as our independent auditor for the 2011 fiscal year. Shareowner ratification of the selection of Ernst & Young as our independent public accountants is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Ernst & Young to the shareowners for ratification as a matter of good corporate practice. If the shareowners fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our shareowners’ best interests.

          Representatives of Ernst & Young may attend the 2011 Annual Meeting and, if in attendance, will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

          The proposal to ratify Ernst & Young as independent auditors will be approved if the votes cast by the shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter favoring this proposal exceed the votes cast in opposition to the proposal.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Ernst & Young as independent auditor for the 2011 fiscal year.

43   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

AUDIT FEES AND RELATED MATTERS

FEES PAID TO PRINCIPAL ACCOUNTANTS

          The following table represents aggregate fees, including out-of-pocket expenses, paid or to be paid to Ernst & Young for the 2010 and 2009 fiscal years.

	2010	2009

Audit Fees	$667,000	$653,204
Audit-Related Fees	21,277	21,519
Tax Fees	94,900	94,502
All Other Fees	—	—

Total	$783,177	$769,225

          Audit fees primarily represent amounts billed to us for auditing our annual consolidated financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002), reviewing the financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings. Also included are $72,277 and $64,201 in out-of-pocket expenses in the 2010 and 2009 fees, respectively. Tax fees are fees related to the preparation of our original and amended tax returns, claims for refunds, and tax planning. Tax fees include $12,000 and $17,300 for tax planning services in 2010 and 2009, respectively.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NONAUDIT SERVICES OF INDEPENDENT AUDITOR

          The Audit Committee’s policy is to pre-approve all audit and nonaudit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to 12 months from the date of pre-approval, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy and the fees for the services performed to date. The Audit Committee pre-approved all audit and nonaudit services provided by Ernst & Young.

          The Audit Committee has determined that the nonaudit services provided by Ernst & Young during the fiscal year ended December 31, 2010 were compatible with maintaining their independence.

OTHER MATTERS

ANNUAL REPORT

          We filed an annual report for the fiscal year ended December 31, 2010, on Form 10-K with the U.S. Securities and Exchange Commission. Shareowners may obtain, free of charge, a copy of our annual report on Form 10-K by writing to our Corporate Secretary at our principal offices.

HOUSEHOLDING

          We have adopted a procedure approved by the Securities and Exchange Commission known as “householding.” Under this procedure, shareowners of record who have the same address and last name will receive only one set of proxy materials, unless one or more of these shareowners notifies our transfer agent that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. If you wish to receive

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   44

your own copy of these materials, you may contact our transfer agent, American Stock Transfer & Trust Company, in writing, by telephone, or on the Internet:

American Stock Transfer & Trust Company
59 Maiden Lane, Plaza Level
New York, NY 10038
(800) 937-5449 (U.S. and Canada)
(718) 921-8124 (International)
www.amstock.com

          Householding will not in any way affect dividend check mailings. If you are eligible for householding, but you and other shareowners of record with whom you share an address currently receive multiple copies of our Notice of Annual Meeting, Proxy Statement, and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each document for your household, please contact our transfer agent as indicated above. Beneficial owners can request information about householding from their banks, brokers, or other holders of record.

SHAREOWNER PROPOSALS

          Shareowner proposals that are to be included in the Proxy Statement for the 2012 meeting must be received by November 9, 2011. Shareowner proposals for the 2012 meeting that are not intended to be included in the Proxy Statement for that meeting must be received by January 23, 2012, or the Board of Directors can vote the proxies in its discretion on the proposal. Proposals must comply with the proxy rules and be submitted in writing to J. Kimbrough Davis, Corporate Secretary, at our principal offices.

DIRECTOR NOMINATIONS

          Any shareowner entitled to vote generally in the election of directors may recommend a candidate for nomination as a director. A shareowner may recommend a director nominee by submitting the name and qualifications of the candidate the shareowner wishes to recommend, pursuant to Article VII of our Articles of Incorporation, to:

Nominating Committee of the Board of Directors
c/o Capital City Bank Group, Inc.
217 North Monroe Street
Tallahassee, Florida 32301

          To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received no earlier than 180 days and no later than 120 days prior to March 8, 2012, the first anniversary of this year’s Notice of Annual Meeting date. In other words, director nominations must be received no earlier than September 10, 2011, and no later than November 9, 2011. Recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareowners. Recommendations meeting these requirements will be brought to the attention of the Nominating Committee. Candidates for director recommended by shareowners are afforded the same consideration as candidates for director identified by our directors, executive officers, or search firms, if any, employed by us.

45   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

APPENDIX I

CAPITAL CITY BANK GROUP, INC.
2011 DIRECTOR STOCK PURCHASE PLAN

          1. Purpose. The purpose of the 2011 Director Stock Purchase Plan (the “Plan”) is to provide certain members of the Board of Directors (the “Eligible Directors”) of Capital City Bank Group, Inc. (the “Company”) and its Subsidiaries with the ability to apply all or a portion of their annual retainer and monthly fees received from serving as directors to the purchase of shares of Common Stock at a ten percent (10%) discount from Fair Market Value. A further purpose of the Plan is to advance the interests of the Company and its shareowners by encouraging increased Common Stock ownership by the Eligible Directors, thereby promoting long-term shareowner value by strengthening their commitment to the welfare of the Company and promoting an identity of interest between shareowners and Eligible Directors.

          2. Definitions. The following definitions shall be applicable throughout the Plan.

                    (a) “Board” shall mean the Board of Directors of the Company.

                    (b) “Committee” shall mean a committee appointed by the Board; provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

                    (c) “Common Stock” shall mean the Common Stock of the Company, one penny ($0.01) par value per share.

                    (d) “Company” shall mean Capital City Bank Group, Inc., a Florida corporation.

                    (e) “Director Fees” shall mean annual retainers, monthly fees or committee meeting fees for serving as directors of the Company or its Subsidiaries.

                    (f) “Eligible Directors” shall mean members of the Board of Directors of the Company (including community and advisory directors) and its Subsidiaries who receive Director Fees.

                    (g) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                    (h) “Option A Eligibility Date” shall mean January 1 of each year.

                    (i) “Option A Fair Market Value” shall mean the average of (i) the high and low prices of the shares of Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten (10) trading days immediately preceding each Eligibility Date, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale prices of the shares of Common Stock on the NASDAQ National Market for the ten (10) trading days immediately preceding the Eligibility Date, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid prices last quoted by an established quotation service for over-the-counter securities for the ten (10) trading days immediately preceding the Eligibility Date, if the Common Stock is not reported on the NASDAQ National Market. In the event there is no trading in the shares of Common Stock, “Option A Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   46

                    (j) “Option A Purchase Period” shall mean the fifteen day period beginning with the Option A Eligibility Date each year in which an Eligible Director may make an election indicating the dollar amount of his or her annual retainer and fees received from serving as a director in the preceding year which he or she would like to be applied to the purchase of shares of Common Stock; provided, however, that if the Option A Purchase Period shall end on a Saturday, Sunday or legal holiday, the Option A Purchase Period shall extend to 5:00 p.m. of the next business day.

                    (k) “Option B Eligibility Date” shall mean December 1 of each year.

                    (l) “Option B Fair Market Value” shall mean (i) the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing price of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. However, if the Common Stock is not publicly-traded, “Option B Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

                    (m) “Option B Purchase Period” shall mean the thirty-one day period beginning with the Option B Eligibility Date each year in which an Eligible Director may make an election indicating the percentage of his or her annual retainer and fees to be received from serving as a director in the upcoming year which he or she would like to be applied to the purchase of shares of Common Stock; provided, however, that if the Option B Purchase Period shall end on a Saturday, Sunday or legal holiday, the Option B Purchase Period shall extend to 5:00 p.m. of the next business day.

                    (n) “Plan” shall mean this 2011 Director Stock Purchase Plan of Capital City Bank Group, Inc.

                    (o) “Stock” shall mean the Common Stock or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

                    (p) “Subsidiary” shall mean any corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.

          3. Effective Date and Duration. The Plan and any amendments hereto shall become effective as of the date approved by the Board or the Company’s shareowners, as applicable (the “Effective Date”), and shall terminate upon adoption of a resolution of the Committee terminating the Plan.

          4. Administration. The Committee shall administer the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Committee.

          5. Common Stock Subject to the Plan.

                    (a) The aggregate number of shares of Common Stock which shall be made available for sale under the Plan shall not exceed 150,000. However, unless the Committee specifically determines otherwise, the aggregate number of shares of Common Stock available under the Plan shall be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the Common Stock.

47   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

                    (b) Common Stock to be issued to an Eligible Director under the Plan will be registered in the record or beneficial name of the Eligible Director or in the record or beneficial name of the Eligible Director and his or her spouse.

          6. Eligibility. Each person who is an Eligible Director on any Option A Eligibility Date or any Option B Eligibility Date shall be eligible to participate in the Plan.

          7. Option A Purchase of Common Stock Pursuant to the Plan.

                    (a) Manner of Election. At any time during the Option A Purchase Period an Eligible Director may elect to have all or a portion of his or her Director Fees earned in the preceding calendar year applied to the purchase of shares of Common Stock. Election must be made by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee and must be accompanied by a check payable to the order of the Company in the amount of such election.

                    (b) Purchase Price. The purchase price per share of Common Stock purchased under Option A pursuant to this Section 7 of the Plan shall be ninety percent (90%) of Option A Fair Market Value. The Committee in its sole discretion may from time to time adjust the purchase price payable pursuant to this Section 7 of the Plan to such other percentage of the Option A Fair Market Value.

                    (c) When Stock Shall Be Issued to Eligible Directors. As soon as practicable after each Option A Purchase Period, shares of Common Stock purchased under the Plan shall be issued to the purchasing Eligible Director, but in no event later than the 15th day of the third month following the close of the Company’s taxable year in which the Stock was purchased.

          8. Option B Purchase of Common Stock Pursuant to the Plan.

                    (a) Manner of Election. At any time during the Option B Purchase Period an Eligible Director may elect to have all, one-half or none of his or her Director Fees to be earned in the upcoming calendar year applied to the purchase of shares of Common Stock. Election must be made by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee. An Eligible Director’s election during any Option B Purchase Period shall automatically renew on the same terms for each following year, unless such Eligible Director revokes such election by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee.

                    (b) Purchase Price. The purchase price per share of Common Stock purchased under Option B pursuant to this Section 8 of the Plan shall be ninety percent (90%) of the Option B Fair Market Value as determined on the last stock trading day of the month in which each Board or Committee meeting occurred. The Committee in its sole discretion may from time to time adjust the purchase price payable pursuant to this Section 8 of the Plan to such other percentage of the Option A Fair Market Value.

                    (c) When Stock Shall Be Issued to Eligible Directors. Shares purchased under Option B pursuant to this Section 8 of the Plan shall be issued to the purchasing Eligible Director at such intervals as determined by the Committee from time to time, but in no event later than the 15th day of the third month following the close of the Company’s taxable year in which the Stock was purchased.

          9. General.

                    (a) Additional Provisions. The purchase of any shares of Common Stock under the Plan may also be subject to such other provisions (whether or not applicable to purchases made by any other Director) as the Committee determines appropriate including, without limitation, provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

                    (b) Government and Other Regulations. The obligations of the Company shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required.

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                    (c) Tax Withholding. Notwithstanding any other provision of the Plan, a Director receiving Common Stock purchased under the Plan may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Common Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Common Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Common Stock of equivalent Option A Fair Market Value or Option B Fair Market Value in payment of such withholding tax obligations if the Director elects to make payment in such manner at the time of election.

                    (d) Employment Director Rights. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the employ or as a director of the Company or a Subsidiary.

                    (e) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                    (f) Governing Law. The Plan will be administered in accordance with Federal laws, or in the absence thereof, the laws of the State of Florida.

                    (g) Nontransferability. A person’s rights and interest under the Plan may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered.

                    (h) Reliance on Reports. Each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report of the type contemplated by Florida Statute Section 607.0830(2) as currently in effect and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                    (i) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

                    (j) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                    (k) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

          10. Nonexclusivity of the Plan. The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

          11. Amendments and Termination.

                    (a) The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in

49   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

                    (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

                              (i) materially increase the number of shares of Common Stock to be issued under the Plan (other than pursuant to Sections 5(a) and 11(a));

                              (ii) materially increase benefits to participants, including any material change to reduce the price at which Stock may be purchased;

                              (iii) materially expand the class of participants eligible to participate in the Plan; and

                              (iv) expand the types of awards provided under the Plan.

                    (c) The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

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APPENDIX II

CAPITAL CITY BANK GROUP, INC.
2011 ASSOCIATE STOCK PURCHASE PLAN

          1. Purpose. The purpose of the Plan is to provide Associates of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

          2. Definitions.

                    (a) “Associate” shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code and who is not an owner of five percent (5%) or more of all outstanding Common Stock on a fully diluted basis (i.e., after taking into account outstanding stock options and other Common Stock equivalents).

                    (b) “Board” shall mean the Board of Directors of the Company.

                    (c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

                    (d) “Committee” shall mean a committee appointed by the Board which shall be the administrative committee for the Plan (the “Committee”); provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

                    (e) “Common Stock” shall mean the Common Stock of the Company, $0.01 par value per share.

                    (f) “Company” shall mean Capital City Bank Group, Inc., a Florida corporation.

                    (g) “Compensation” shall mean all base gross earnings and cash-based profit participation, including payments for overtime and commissions.

                    (h) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                    (i) “Enrollment Date” shall mean the first day of each Offering Period.

                    (j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                    (k) “Exercise Date” shall mean the last day of each Offering Period.

                    (l) “Fair Market Value” shall mean (1) the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (2) the closing price of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (3) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. However, if the Common Stock is not publicly-traded, “Fair Market Value” shall be deemed to be

51   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

                    (m) “Offering Period” shall mean, subject to the second sentence of Section 4 hereof, a period of six months, commencing on January 1 and July 1 of each year and terminating on June 30 and December 31 of each year, respectively.

                    (n) “Parent” shall mean a corporation which is a “parent corporation” of the Company within the meaning of Section 424(e) of the Code.

                    (o) “Plan” shall mean this Capital City Bank Group, Inc. 2011 Associate Stock Purchase Plan.

                    (p) “Purchase Price” shall mean an amount equal to ninety percent (90%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower, as determined in the sole discretion of the Committee. Subject to the limitations imposed under Section 423 of the Code, the Committee may adjust the Purchase Price to such other percentage of Fair Market Value as determined by the Committee.

                    (q) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                    (r) “Subsidiary” shall mean a corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

          3. Eligibility.

                    (a) Each person who is an Associate on a given Enrollment Date shall be eligible to participate in the Plan for the Offering Period containing such Enrollment Date.

                    (b) Any provisions of the Plan to the contrary notwithstanding, no Associate shall be granted an option under the Plan (i) if, immediately after the grant, such Associate would own stock (together with stock owned by any other person or entity that would be attributed to such Associate pursuant to Section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of Section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

          4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareowner approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

          5. Participation.

                    (a) An Associate may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or in such other form

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as the Committee shall approve and which shall contain substantially the same terms as Exhibit A) and filing it with the human resources office of the Company or applicable Designated Subsidiary at least fifteen (15) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all Associates with respect to a given Offering Period.

                    (b) Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

          6. Payroll Deductions.

                    (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage or a fixed dollar amount) of the Compensation he or she receives on each pay day during the Offering Period.

                    (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. Subject to the limitations set forth in Section 7, the Committee may, in its sole discretion, determine whether or not to permit participants to make any additional payments into such account and, if so, upon such terms as the Committee may determine. However, in all events, all employees shall have the same rights and privileges with respect to their right to make such additional payments.

                    (c) A participant may discontinue his or her participation in the Plan, as provided in Section 10 hereof, at any time during the Offering Period prior to the Exercise Date. Once an Offering Period has commenced, a participant may not increase or decrease the rate or amount of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate or amount of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Company or applicable Designated Subsidiary a new subscription agreement, at least fifteen (15) business days prior to the end of that Offering Period, authorizing a change in payroll deduction rate or amount. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                    (d) Notwithstanding the foregoing, a participant’s payroll deductions may be decreased to 0% at any time, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof. Subject to the preceding sentence, payroll deductions shall recommence at the rate or amount provided in such participant’s subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

                    (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the federal, state, or other tax withholding obligations of the Company or applicable Designated Subsidiary, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or applicable Designated Subsidiary may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or applicable Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or applicable Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Associate.

          7. Grant of Option. On the Enrollment Date of each Offering Period, each Associate participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Associate’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Associate be permitted to purchase during any calendar year more than $25,000 in Fair Market Value of Common Stock (with Fair Market Value to be determined on each Enrollment Date) within such calendar year and, provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

53   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

          8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date and, subject to the limitations set forth in Sections 3(b) and 12 hereof, the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant.

          9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to or for the account of each participant, as appropriate, a certificate representing the shares purchased upon exercise of his or her option; provided, however, that the Committee may instead determine to hold such shares in an account for each such participant until the participant either ceases participation in the Plan or requests delivery of such shares.

          10. Withdrawal; Termination of Employment.

                    (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the last business day of an Offering Period (or such earlier date established by the Committee in its discretion) by giving written notice to the Company or applicable Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may not resume participation until the next Offering Period. He or she may resume participation for any other Offering Period by delivering to the Company or applicable Designated Subsidiary a new subscription agreement at least fifteen (15) days prior to the Enrollment Date for such Offering Period.

                    (b) Upon a participant’s ceasing to be an Associate for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated.

                    (c) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participant in any similar plan which may hereafter be adopted by the Company.

          11. Interest. No interest shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

          12. Stock.

                    (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 593,750 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                    (b) No participant will have an interest or voting right in shares covered by his or her option until such option has been exercised.

                    (c) Shares to be issued to a participant under the Plan will be registered in the record or beneficial name of the participant or in the record or beneficial name of the participant and his or her spouse.

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          13. Administration. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are Associates are permitted to participate in the Plan, provided that members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

          14. Payments Upon Death of Participant. In the event of a participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares (or cash, if applicable), the Company shall deliver such shares or cash to the participant’s estate. In addition, in the event of a participant’s death prior to the exercise of an option, the Company shall remit any cash from the participant’s account under the Plan to his estate.

          15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

          16. Use of Funds. All payroll deductions received or held by the Company or applicable Designated Subsidiary under the Plan may be used by the Company or such Subsidiary for any corporate purpose, and the Company or applicable Designated Subsidiary shall not be obligated to segregate such payroll deductions.

          17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Associates at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

          18. Adjustments Upon Changes in Capitalization.

                    (a) Changes in Capitalization. Unless the Committee specifically determines otherwise, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. Any adjustment accomplished as a result of a change in capitalization shall be subject to any required action by the shareowners of the Company.

                    (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

                    (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least

55   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

          19. Amendment or Termination.

                    (a) The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

                    (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

                              (i) increasing the number of shares of Common Stock to be issued under the Plan (other than pursuant to Section 18); and

                              (ii) changing the corporations whose employees may be offered purchase rights under the plan.

In addition to the foregoing, the Committee shall seek shareowner approval for amendments that require shareowner approval under Section 423 of the Code (or any successor provision or any other applicable law or regulation).

                    (c) Except as provided in Sections 18 and 19(a) hereof, no termination may, without the consent of an affected participant, adversely affect options previously granted; provided, that an Offering Period may be terminated by the Committee on any Exercise Date if the Committee determines that the termination of the Plan is in the best interests of the Company and its shareowners. Except as provided in Sections 18 and 19(a) hereof, no amendment may adversely affect the rights of any options previously granted. The Committee shall determine in its sole discretion for purposes of this Section 19 whether or not a participant’s rights have been “adversely affected.”

          20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

          21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as

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amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed.

          22. Term of Plan. The Plan shall be effective as of April 26, 2011 upon its adoption by the Board. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

          23. Additional Restrictions of Section 16 of the Exchange Act. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of the rules and regulations promulgated under such Section 16. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by such rules and regulations to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

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APPENDIX III

CAPITAL CITY BANK GROUP, INC.
2011 ASSOCIATE INCENTIVE PLAN

          1. Purpose. The purpose of the 2011 Associate Incentive Plan (“Plan”) of Capital City Bank Group, Inc. (“Company”) is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ or other service of the Company and its Subsidiaries, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between shareowners and these key persons.

                    A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units, or any combination of the foregoing.

          2. Definitions. The following definitions shall be applicable throughout the Plan.

                    (a) “Appreciation Date” shall mean the date designated by a Holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

                    (b) “Award” shall mean, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award or Performance Share Unit Award.

                    (c) “Award Period” shall mean a period of time within which performance is measured for the purpose of determining whether an award of Performance Share Units has been earned.

                    (d) “Board” shall mean the Board of Directors of the Company.

                    (e) “Cause” shall mean the Company or a Subsidiary having cause to terminate a Participant’s employment under any existing employment agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has failed to perform his duties to the Company or a Subsidiary (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary, or (iii) the Participant having been convicted of a felony.

                    (f) “Change in Control” shall, unless the Committee otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any “person” (as that term is used in Sections 13 and 14(d)(2) of the Securities and Exchange Act of 1934 (“Exchange Act”)) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the voting stock; or (ii) during any 12-month period, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareowners of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors (“Voting Stock”) prior to said

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combination, own fifty percent (50%) or more of the resulting entity’s voting stock shall not, by itself, be considered a Change in Control.

                    (g) “Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                    (h) “Committee” shall mean a committee appointed by the Board; provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

                    (i) “Common Stock” shall mean the Common Stock of the Company, one penny ($0.01) par value per share.

                    (j) “Company” shall mean Capital City Bank Group, Inc., a Florida corporation.

                    (k) “Date of Grant” shall mean the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

                    (l) “Director Fees” shall mean annual retainers, monthly fees or committee meeting fees for serving as directors of the Company or its Subsidiaries.

                    (m) “Disability” shall mean the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, as determined by the Committee based upon medical evidence acceptable to it.

                    (n) “Eligible Associate” shall mean any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Section 6.

                    (o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

                    (p) “Fair Market Value” shall mean the average of (i) the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the NASDAQ National Market for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not reported on the NASDAQ National Market. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, “Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

                    (q) “Holder” shall mean a Participant who has been granted an Option, a Stock Appreciation Right, a Restricted Stock Award, Phantom Stock Unit Award or a Performance Share Unit Award.

                    (r) “Incentive Stock Option” shall mean an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

                    (s) “Nonqualified Stock Option” shall mean an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

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                    (t) “Normal Termination” shall mean termination:

                              (i) With respect to the Company or a Subsidiary, at retirement (excluding early retirement) pursuant to the Company retirement plan then in effect;

                              (ii) On account of Disability;

                              (iii) With the written approval of the Committee; or

                              (iv) By the Company or a Subsidiary without cause.

                    (u) “Option” shall mean an Award granted under Section 7 of the Plan.

                    (v) “Option Period” shall mean the period described in Section 7(c).

                    (w) “Participant” shall mean a person who has been selected to participate in the Plan and to receive an Award pursuant to Section 6.

                    (x) “Performance Goals” shall mean the performance objectives of the Company during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

                    (y) “Performance Share Unit” shall mean a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

                    (z) “Phantom Stock Unit” shall mean a hypothetical investment equivalent equal to one Share of Stock granted in connection with an Award made under Section 10 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

                    (aa) “Plan” shall mean the 2011 Associate Incentive Plan of Capital City Bank Group, Inc.

                    (bb) “Restricted Period” shall mean, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such share of Restricted Stock is subject to the restrictions set forth in Section 10.

                    (cc) “Restricted Stock” shall mean shares of Common Stock issued or transferred to a Participant subject to the restrictions set forth in Section 10 and any new, additional or different securities a Participant may become entitled to receive as a result of adjustments made pursuant to Section 12.

                    (dd) “Restricted Stock Award” shall mean an Award granted under Section 10 of the Plan.

                    (ee) “Securities Act” shall mean the Securities Act of 1933, as amended.

                    (ff) “Stock” shall mean the Common Stock or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

                    (gg) “Stock Appreciation Right” or “SAR” shall mean an Award granted under Section 8 of the Plan.

                    (hh) “Subsidiary” shall mean any corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

                    (ii) “Valuation Date” shall mean the last day of an Award Period or the date of death of a Participant, as applicable.

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          3. Effective Date, Duration and Shareowner Approval. Subject to the approval of this Plan by the shareowners of the Company at a duly convened meeting of shareowners, the Plan shall be effective as of April 26, 2011 upon its adoption by the Board. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 16 hereof.

          4. Administration. The Committee shall administer the Plan. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Subject to the provisions of the Plan, the Committee shall have exclusive power to:

                    (a) Select the persons to be Participants in the Plan;

                    (b) Determine the nature and extent of the Awards to be made to each Participant;

                    (c) Determine the time or times when Awards will be made;

                    (d) Determine the duration of each Award Period;

                    (e) Determine the conditions to which the payment of Awards may be subject;

                    (f) Establish the Performance Goals for each Award Period;

                    (g) Prescribe the form or forms evidencing Awards; and

                    (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units and Shares of Restricted Stock awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

                    The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Committee.

          5. Grant of Awards. The Committee may, from time to time, grant awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units and/or Performance Share Units to one or more Participants; provided, however, that:

                    (a) Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 875,000;

                    (b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by the Exchange Act (if applicable at the time); and

                    (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase at prices no higher than the Fair Market Value at the time of purchase.

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                    (d) Eligibility. Participants shall be limited to officers, directors (shall mean members of the Board of Directors of the Company, including community and advisory directors who receive Director Fees) and employees of the Company and its Subsidiaries who have received written notification from the Committee that they have been selected to participate in the Plan.

          6. Stock Options. One or more Incentive Stock Options or Nonqualified Stock Options can be granted to any Participant; provided, however, that Incentive Stock Options may be granted only to Eligible Associates. Each Option so granted shall be subject to the following conditions.

                    (a) Option price. In the case of an Incentive Stock Option or Nonqualified Stock Option, the option price (“Option Price”) per share of Stock shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

                    (b) Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, or, in the discretion of the Committee, either (i) in other property having a Fair Market Value on the date of exercise equal to the Option Price, or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

                    (c) Other terms and conditions. If the Holder has not died or his relationship as an officer, employee or director with the Company or a Subsidiary has not terminated, the Option shall become exercisable in such manner and within such period or periods (“Option Period”), not to exceed ten (10) years from its Date of Grant, as set forth in the Stock Option Agreement to be entered into in connection therewith.

                              (i) Each Option shall lapse in the following situations:

—	Ten (10) years after it is granted;
—	Three (3) months after Normal Termination, except as otherwise provided by the Committee, or
—	Any earlier time set forth in the Stock Option Agreement.

                              (ii) If the Holder terminates his relationship as an officer, employee or director with the Company or a Subsidiary otherwise than by Normal Termination or death, the Option shall lapse at the time of termination.

                              (iii) If the Holder dies within the Option Period or within three (3) months after Normal Termination (or such other period as may have been established by the Committee), the Option shall lapse unless it is exercised within the Option Period and in no event later than twelve (12) months after the date of Holder’s death by the Holder’s legal representative or representatives or by the person or persons entitled to do so under the Holder’s last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person entitled to receive said Option under the applicable laws of descent and distribution.

                    (d) Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a “Stock Option Agreement” between the Company and the Holder of the Option containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions.

                              (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the terms of the Stock Option Agreement.

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                              (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

                              (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by him or her.

                              (iv) Each Option shall become exercisable by the Holder in accordance with the vesting schedule (if any) established by the Committee for the Award.

                              (v) Each Stock Option Agreement may contain an agreement that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                    (e) Grants to 10% Holders of Company Voting Stock. Notwithstanding Section 7(a), if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Company and its Subsidiaries, the period specified in the Stock Option Agreement for which the Option thereunder is granted and at the end of which such Option shall expire shall not exceed five (5) years from the Date of Grant of such Option and the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

                    (f) Limitation. To the extent the aggregate Fair Market Value (as determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

                    (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the Option Price, during the exercise period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, exercise period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

                    (h) Order of Exercise. Options granted under the Plan may be exercised in any order, regardless of the Date of Grant or the existence of any other outstanding Option.

                    (i) Notice of Disposition. Participants shall give prompt notice to the Company of any disposition of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two (2) years after the Date of Grant of such Option and/or one (1) year after the receipt of such Stock by the Holder.

          7. Stock Appreciation Rights. Any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

63   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

                    (a) Vesting. A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee.

                    (b) Failure to Exercise. If on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market value of the Stock exceeds the Option Price, the Holder has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

                    (c) Payment. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Stock on the Appreciation Date over the Option Price, as defined in Section 7(a), in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Stock on the Date of Grant, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

                    (d) Designation of Appreciation Date. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.

                    (e) Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

          8. Performance Shares.

                    (a) Award Grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods of not less than one (1) year nor more than five (5) years. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based upon financial or other objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on shareowners’ equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee may adjust Performance Goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period by the Company, a Subsidiary or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

                    (b) Determination of Award. At the completion of a Performance Share program, or at other times as specified by the Committee, the Committee shall calculate the amount earned with respect to each Participant’s award by multiplying the Fair Market Value on the Valuation Date by the number of Performance Share Units granted to the Participant and multiplying the amount so determined by a performance factor representing the degree of attainment of the Performance Goals.

                    (c) Partial Awards. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

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                    (d) Payment of Non-deferred Awards. The amount earned with respect to an Award shall be fully payable in shares of Stock based on the Fair Market Value on the Valuation Date; provided, however, that, at its discretion, the Committee may vary such form of payment as to any Participant upon the specific request of such Participant. Except as provided in subparagraph 9(e), payments of Awards shall be made as soon as practicable after the completion of an Award Period.

                    (e) Deferral of Payment. A Participant may file a written election with the Committee to defer the payment of any amount otherwise payable pursuant to subparagraph 9(d) on account of an Award to a period commencing at such future date as specified in the election. Such election must be filed with the Committee by the last day of the month which is two-thirds of the way through but in no event later than the last day of the month which is six-months before the end of the Award Period during which the Award is earned, unless the Committee specifies an earlier filing date.

                    (f) Separate Accounts. At the conclusion of each Award Period, the Committee shall cause a separate account to be maintained in the name of each Participant with respect to whom all or a portion of an Award of Performance Share Units earned under the Plan has been deferred. All amounts credited to such account shall be fully vested at all times.

                    (g) Election of Form of Investment. Within sixty (60) days from the end of each Award Period, and at such time or times, if any, as the Committee may permit, a Participant may file a written election with the Committee of the percentage of the deferred portion of any Award of Performance Share Units which is to be expressed in the form of dollars and credited with interest, the percentage of such Award which is to be expressed in the form of Phantom Stock Units and the percentage of such Award which is to be deemed invested in any other hypothetical investment equivalent from time to time made available under the Plan by the Committee. In the event a Participant fails to file an election within the time prescribed, one hundred percent (100%) of the deferred portion of such Participant’s Award shall be expressed in the form of Phantom Stock Units.

                    (h) Interest Portion. The amount of interest credited with respect to the portion of an Award credited to the Participant’s account which is deferred and credited with interest (the “Interest Portion”) shall be equal to the amount such portion would have earned had it been credited with interest from the last day of the Award Period with respect to which the Award was made until the seventh (7th) business day preceding the date as of which payment is made, compounded annually, at the Company’s rate of return on shareowners’ equity for each fiscal year that payment is deferred, or at such other rate as the Committee may from time to time determine. The Committee may, in its sole discretion, credit interest on amounts payable prior to the date on which the Company’s rate of return on shareowners’ equity becomes ascertainable at the rate applicable to deferred amounts during the year immediately preceding the year of payment.

                    (i) Phantom Stock Unit Portion. With respect to the portion of an Award credited to the Participant’s account which is deferred and expressed in the form of Phantom Stock Units (the “Phantom Stock Unit Portion”), the number of Phantom Stock Units so credited shall be equal to the result of dividing (i) the Phantom Stock Unit Portion by (ii) the Fair Market Value on the date the Award Period ended.

                    (j) Dividend Equivalents. Within thirty (30) days from the payment of a dividend by the Company on its Stock, the Phantom Stock Unit Portion of each Participant’s account shall be credited with additional Phantom Stock Units the number of which shall be determined by (i) multiplying the dividend per share paid on the Company’s Stock by the number of Phantom Stock Units credited to his account at the time such dividend was declared, then (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

                    (k) Payment of Deferred Awards. Payment with respect to amounts credited to the account of a Participant shall be made in a series of annual installments over a period of ten (10) years, or such other period as the Committee may direct, or as the Committee may allow the Participant to elect, in either case at the time of the original deferral election. Except as otherwise provided by the Committee, each installment shall be withdrawn proportionately from the Interest Portion and from the Phantom Stock Unit Portion of a Participant’s account based on the percentage of the Participant’s account which he originally elected to be credited with interest and with Phantom Stock Units, or, if a later election has been permitted by the Committee and is then in effect, based on the

65   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

percentage specified in such later election. Payments shall commence on the date specified by the Participant in his deferral election, unless the Committee in its sole discretion, at the time of the original deferral election, determines that payment shall be made over a shorter period or in more frequent installments, or commence on an earlier date, or any or all of the above. If a Participant dies prior to the date on which payment with respect to all amounts credited to his account shall have been completed, payment with respect to such amounts shall be made to the Participant’s estate in a series of annual installments over a period of five (5) years, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or both. To the extent practicable, each installment payable hereunder shall approximate that part of the amount then credited to the Participant’s or his estate’s account which, if multiplied by the number of installments remaining to be paid would be equal to the entire amount then credited to the Participant’s account.

                    (l) Composition of Payment. The Committee shall cause all payments with respect to deferred Awards to be made in a manner such that not more than one-half of the value of each installment shall consist of Stock. To that end, payment with respect to the Interest Portion and the Phantom Stock Unit Portion of a Participant’s account shall be paid in cash and Stock as the Committee shall determine in its sole discretion. The determination of any amount to be paid in cash for Phantom Stock Units shall be made by multiplying (i) the Fair Market Value of one share of Stock on the date as of which payment is made, by (ii) the number of Phantom Stock Units for which payment is being made. The determination of the number of shares of Stock, if any, to be distributed with respect to the Interest Portion of a Participant’s account shall be made by dividing (i) one-half of the value of such portion on the date as of which payment is made, by (ii) the Fair Market Value of one (1) share of Stock on such date. Fractional shares shall be paid in cash.

                    (m) Alternative Investment Equivalents. If the Committee shall have permitted Participants to elect to have deferred Awards of Performance Share Units invested in one or more hypothetical investment equivalents other than interest or Phantom Stock Units, such deferred Awards shall be credited with hypothetical investment earnings at such rate, manner and time as the Committee shall determine. At the end of the deferral period, payment shall be made in respect of such hypothetical investment equivalents in such manner and at such time as the Committee shall determine.

                    (n) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Award Period in (i) applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

          9. Restricted Stock Awards and Phantom Stock Units.

                    (a) Award of Restricted Stock and Phantom Stock Units.

                              (i) The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

                              (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Secretary of the Company an agreement with respect to Restricted Stock and escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements and shall pay to the Company, as the purchase price of the shares of Stock subject to such Award, the aggregate par value of such shares of Stock within sixty (60) days following the making of such Award. If a Participant shall fail to execute the agreement, escrow agreement and stock powers or shall fail to pay such purchase price within such period, the Award shall be null and void. Subject to the restrictions set forth in Section 10(b), the Holder shall generally have the rights and privileges of a shareowner as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Holder’s account, and interest may be paid on the

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amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture.

                              (iii) In the case of a Restricted Stock Award, the Committee shall then cause stock certificates registered in the name of the Holder to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

                              (iv) In the case of a Phantom Stock Units Award, no shares of Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder’s account (“Dividend Equivalents”). Dividend Equivalents credited to Holder’s account shall be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

                    (b) Restrictions.

                              (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the grant; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareowner shall terminate without further obligation on the part of the Company.

                              (ii) Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extent provided in subparagraph (d), and to the extent such units are forfeited, all rights of the Holder to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

                              (iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

                    (c) Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee with respect to the Award.

                    (d) Forfeiture Provisions. In the event a Holder terminates employment or service as a director during a Restricted Period, that portion of the Award with respect to which restrictions have not expired (“Non-Vested Portion”) shall be treated as follows.

(i) Resignation or discharge:

—	The Non-Vested Portion of the Award shall be completely forfeited.

(ii) Normal Termination:

—	The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.
(iii) Death:

67   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

—	The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant’s estate as soon as practicable following death.

                    (e) Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) shall be delivered without charge to the Holder, or his estate, free of all restrictions under the Plan.

                              Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder or his estate without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“vested unit”) and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit.

                    (f) Payment for Restricted Stock. Except as provided in subparagraph 10(a)(ii), a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

          10. General.

                    (a) Additional Provisions of an Award. The award of any benefit under the Plan may also be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

                    (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options or Restricted Stock Awards, Performance Share Unit Awards or Phantom Stock Unit Awards hereunder until such shares have been issued to that person upon exercise of an Option according to its terms or upon sale or grant of those shares in accordance with a Restricted Stock Award, Performance Share Unit Award or Phantom Stock Unit Award.

                    (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock issued under the Plan. If the shares issued under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                    (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   68

                    (e) Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary.

                    (f) Conditions. Each Participant to whom Awards are granted under the Plan shall be required to enter into an Incentive Plan Agreement in a form authorized by the Committee, which may include provisions that the Participant shall not disclose any confidential information of the Company or any of its Subsidiaries acquired during the course of such Participant’s employment.

                    (g) Payments Upon Death of Participant. Upon the death of a Participant in the Plan, the Company shall pay the amounts payable with respect to an Award of Performance Share Units, Phantom Share Units or Restricted Stock, if any, due under the Plan to the Participant’s estate.

                    (h) Payments to Persons Other than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                    (i) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                    (j) Governing Law. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

                    (k) Funding. Except as provided under Section 10, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                    (l) Nontransferability. A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered except by will or the laws of descent and distribution.

                    (m) Reliance on Reports. Each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

69   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

                    (n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided.

                    (o) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

                    (p) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                    (q) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

          11. Changes in Capital Structure. Unless the Committee specifically determines otherwise, options, SARs, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, and any agreements evidencing such Awards, and Performance Goals, shall be subject to adjustment or substitution as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, or of any other corporation whose performance is relevant to the attainment of Performance Goals hereunder, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, unless the Committee specifically determines otherwise, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

            12. Effect of Change in Control.

                    (a) In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the Phantom Stock Units or shares of Restricted Stock subject to Restrictions; provided, however, that to the extent that so accelerating the time an Incentive Stock Option may first be exercised would cause the limitation provided in Section 7(f) to be exceeded, such Options shall instead first become exercisable in so many of the next following years as is necessary to comply with such limitation.

                    (b) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

                    (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the

Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement   70

Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

          13. Payment to Specified Employee. Notwithstanding anything herein to the contrary, to the extent that the Participant is determined to be a specified employee as described in Code Section 409A(2)(B), then payments to the Participant may not be made before the date that is six (6) months after the Participant’s separation from service.

          14. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareowners of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

          15. Amendments and Termination.

                    (a) The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

                    (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

                              (i) materially increase the number of shares of Common Stock to be issued under the Plan (other than pursuant to Sections 12 and 16(a));

                              (ii) materially increase benefits to participants, including any material change to (A) permit a repricing (or decrease in exercise price) of outstanding Stock Options, (B) reduce the price at which Stock Options may be offered, or (C) extend the duration of the Plan;

                              (iii) materially expand the class of participants eligible to participate in the Plan; and

                              (iv) expand the types of Stock Options or other awards provided under the Plan.

                    (c) The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

71   Capital City Bank Group, Inc. Notice of Annual Meeting and Proxy Statement

CAPITAL CITY BANK GROUP, INC.
ATTN: J. KIMBROUGH DAVIS
217 NORTH MONROE STREET
TALAHASSEE, FL 32301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M30168-P05592	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

CAPITAL CITY BANK GROUP, INC.				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				All	All	Except
The Board of Directors recommends you vote
FOR the following:

Vote on Directors				☐	☐	☐
1.	Election of Directors
Nominees:
	01)	Thomas A. Barron
	02)	J. Everitt Drew
	03)	Lina S. Knox

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposal:				For	Against	Abstain			For	Against	Abstain

2.	Nonbinding approval of executive compensation.			☐	☐	☐	5.	To approve the 2011 Associate Stock Purchase Plan.	☐	☐	☐

The Board of Directors recommends you vote 3 years on the following proposal:			3 Years	2 Years	1 Year	Abstain	6.	To approve the 2011 Associate Incentive Plan.	☐	☐	☐
							7.	To ratify the appointment of Ernst &Young LLP as
3.	Advisory vote on frequency of the nonbinding approval of executive compensation.		☐	☐	☐	☐		auditors of the Company for fiscal year ending December 31, 2011.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:				For	Against	Abstain	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

4.	To approve the 2011 Director Stock Purchase Plan.			☐	☐	☐

Please indicate if you plan to attend this meeting.				Yes	No
				☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M30169-P05592

CAPITAL CITY BANK GROUP, INC.
217 North Monroe Street
Tallahassee, Florida 32301

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CAPITAL CITY BANK GROUP, INC.

FOR THE ANNUAL MEETING OF SHAREOWNERS APRIL 26, 2011

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-690-6903, or via the Internet at WWW.PROXYVOTE.COM and follow the simple instructions. Use the twelve digit Control Number shown on your proxy card.

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareowner of Capital City Bank Group, Inc. (the “Company”), Tallahassee, Florida, do hereby nominate, constitute and appoint Randolph M. Pople and Dale A. Thompson (collectively, the “Proxies”), or any one of them (with full power to act alone), my true and lawful attorneys and proxies with full power of substitution, for me and in my name, place and stead to vote all the shares of Common Stock of the Company that the shareowner signing this Proxy Card is entitled to vote at the annual meeting of its shareowners (including any shares held in the Capital City Bank Group, Inc. 401(K) Profit Sharing Plan, the 2005 Director Stock Purchase Plan, the 2005 Associate Stock Purchase Plan, the 2005 Associate Incentive Plan, and the 1996 Dividend and Optional Stock Purchase Plan and held of record by the trustees or agents of such plans) to be held at Florida State University Turnbull Conference Center, 555 West Pensacola Street, Tallahassee, Florida on Tuesday, April 26, 2011, at 10:00 a.m., and at any adjournments or postponements thereof, as instructed on the reverse side of this Proxy Card and in the Proxies’ discretion on other matters. All proxies previously given or executed by the shareowner signing this Proxy Card are hereby revoked.

Continued and to be signed on reverse side